UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

One Bush Street, Suite 900 San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, Suite 900

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS VARIABLE

PRODUCTS TRUST

RS LARGE CAP ALPHA VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered solid positive performance in 2014, generally on pace with the S&P 500® Index,[2] against a backdrop of healthy corporate earnings and an improving economy.

•	RS Large Cap Alpha VIP Series (the “Fund”) slightly outperformed the Index and slightly underperformed the S&P 500® Index for the twelve-month period ended December 31, 2014. Positive contributions relative to the Index came from stock selection in the energy, health care, and producer durables sectors. Performance was hindered by stock selection in the financial services sector, and by stock selection and an underweight in the technology and utilities sectors.

•	The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases, and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. Equity market volatility increased mid-year, as geopolitical concerns and slowing growth abroad dampened appetites for risk, leading investors to favor the stability of large-cap stocks over small-cap shares.

The big story of the second half of 2014 was the unanticipated steep slide in oil prices, as global demand failed to keep pace with rising production. After trending higher in the first half of 2014, spot oil prices fell by more than 40% in the final six months. The slide in oil prices accelerated in late November after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, energy shares sold off sharply in the fourth quarter, in most cases erasing gains earlier in the year, and energy was by far the weakest performing market sector for calendar year 2014. Most other sectors delivered positive performance, aided by the prospect of lower energy costs, improving economic fundamentals, and the hope that the Fed would remain patient in assessing inflation risks and raising interest rates.

Performance Update

RS Large Cap Alpha VIP Series returned 13.58% for the twelve-month period ended December 31, 2014, as compared to the Index, which returned 13.45%, and the S&P 500® Index, which returned 13.69%.

Portfolio Review

Performance relative to the Index was supported by several investments in the health care sector, in which the Fund was overweight against the Index. We invested in generic and specialty pharmaceutical company Actavis in late 2013 after it acquired Warner Chilcott, a Fund holding at the time. In our view, the combined company was well-positioned to capitalize on cost synergies and expanded market opportunities. Our conviction paid off in 2014 as investors came to recognize the company’s strong market position. The market also rewarded news of several other Actavis acquisitions that in our assessment will strengthen the company’s market footprint, branded product portfolio, and product pipeline.

The Fund’s performance relative to the Index also benefited from its investment in the health care company Intuitive Surgical, a leading global supplier of the da Vinci robotic surgical system, a technology that helps to create efficiencies and improve patient outcomes. The da Vinci system has enjoyed relatively strong adoption rates by surgeons for a variety of procedures, supporting solid revenue and share price performance for Intuitive Surgical. The stock delivered strong share price performance in 2014.

Despite a challenging environment for energy stocks, the Fund’s relative performance was assisted by an investment in Kinder Morgan Management, a company that derives fee income from owning and operating oil

3

RS LARGE CAP ALPHA VIP SERIES

and natural gas pipelines as well as other energy infrastructure facilities. The stock delivered very strong performance earlier in 2014 as it was acquired by its general partner, and held onto its value during the energy share sell-off. As a result, it was one of the Fund’s strongest contributors for the year. We continue to own Kinder Morgan after the consolidation of the partnership interests as we believe its large backlog of energy infrastructure projects should provide it with solid future growth.

The Fund’s largest detractor from performance during the twelve-month period was electric power producer NRG Energy, a predominantly non-regulated utility with interests in oil, natural gas, and renewable energy. After strong share price performance early in the year, NRG sold off later in the period on concerns over the impact of lower natural gas and oil prices on its energy business and green initiatives. We held onto the position, as we believe the sell-off was inconsistent with what we view as the company’s solid underlying fundamentals.

Stock selection in the financial services sector also hindered the Fund’s performance relative to the Index. This was due in part to an investment in Aflac, a leading global health and life insurer. The stock traded lower in the third quarter on investor concerns over the company’s exposure to a weaker Japanese economy and a depreciating yen. We exited the investment in the fourth quarter, opting to allocate assets in investments we believed had better reward-to-risk ratios.

Another detractor to the Fund’s performance during the twelve-month period was Symantec. Early in the year, we sold our holdings in data security and storage provider Symantec, after declining revenue growth, increased competition, and some operational issues led to the departure of the firm’s CEO.

Outlook

The U.S. economy continues to improve, albeit at a slow pace. At the same time, we acknowledge that slower growth abroad, uncertainty surrounding Fed policy, and what we see to be an unsustainably low level of oil prices could create headwinds in certain market segments. In this environment, we remain committed to our value investment approach as we seek out advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $1,148,697,845

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	5.25%
Twenty-First Century Fox, Inc., Class A	4.42%
JPMorgan Chase & Co.	4.08%
Chevron Corp.	3.88%
General Motors Co.	3.74%
Microsoft Corp.	3.69%
Pfizer, Inc.	3.42%
Kinder Morgan, Inc.	3.31%
Google, Inc., Class A	3.09%
Broadcom Corp., Class A	3.03%
Total	37.91%

1	The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	13.58%	22.44%	14.30%	9.24%	11.07%
Russell 1000® Value Index[1]		13.45%	20.89%	15.42%	7.30%	11.81%
S&P 500® Index[2]		13.69%	20.41%	15.45%	7.67%	11.26%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$1,058,20	$2.80	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.48	$2.75	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2014	Shares	Value
Common Stocks – 92.9%
Asset Management & Custodian – 5.0%
Franklin Resources, Inc.	609,900	$33,770,163
State Street Corp.	293,620	23,049,170

		56,819,333
Automobiles – 3.7%
General Motors Co.	1,229,200	42,911,372

		42,911,372
Banks: Diversified – 8.0%
Citizens Financial Group, Inc.	1,135,400	28,226,044
The PNC Financial Services Group, Inc.	318,900	29,093,247
Wells Fargo & Co.	625,100	34,267,982

		91,587,273
Cable Television Services – 1.0%
DIRECTV(1)	133,820	11,602,194

		11,602,194
Cement – 0.9%
Cemex S.A.B. de C.V., ADR(1)	1,045,720	10,655,887

		10,655,887
Chemicals: Specialty – 1.8%
Praxair, Inc.	159,490	20,663,524

		20,663,524
Computer Services, Software & Systems – 8.1%
Google, Inc., Class A(1)	66,819	35,458,171
Microsoft Corp.	912,000	42,362,400
Oracle Corp.	349,000	15,694,530

		93,515,101
Diversified Financial Services – 7.1%
Citigroup, Inc.	629,200	34,046,012
JPMorgan Chase & Co.	748,600	46,847,388

		80,893,400
Diversified Media – 4.4%
Twenty-First Century Fox, Inc., Class A	1,320,875	50,728,204

		50,728,204
Diversified Retail – 8.0%
Dollar General Corp.(1)	452,060	31,960,642
Liberty Interactive Corp., Class A(1)	2,049,154	60,286,111

		92,246,753
Drug & Grocery Store Chains – 2.4%
CVS Health Corp.	281,345	27,096,337

		27,096,337
Foods – 2.6%
Mondelez International, Inc., Class A	814,700	29,593,978

		29,593,978
Gas Pipeline – 3.3%
Kinder Morgan, Inc.	898,037	37,995,946

		37,995,946

December 31, 2014	Shares	Value
Home Building – 1.8%
D.R. Horton, Inc.	818,100	$20,689,749

		20,689,749
Insurance: Life – 3.0%
Prudential Financial, Inc.	382,240	34,577,430

		34,577,430
Insurance: Property - Casualty – 3.8%
FNF Group	687,800	23,694,710
The Allstate Corp.	290,232	20,388,798

		44,083,508
Machinery: Engines – 1.8%
Cummins, Inc.	144,985	20,902,487

		20,902,487
Medical Equipment – 1.4%
Intuitive Surgical, Inc.(1)	31,094	16,446,860

		16,446,860
Oil: Crude Producers – 2.2%
Cabot Oil & Gas Corp.	429,400	12,714,534
Concho Resources, Inc.(1)	127,267	12,694,883

		25,409,417
Oil: Integrated – 5.7%
Chevron Corp.	397,620	44,605,012
Marathon Oil Corp.	726,643	20,556,730

		65,161,742
Pharmaceuticals – 8.2%
Actavis PLC(1)	129,213	33,260,718
Merck & Co., Inc.	383,671	21,788,676
Pfizer, Inc.	1,261,550	39,297,283

		94,346,677
Radio & TV Broadcasters – 1.8%
Sirius XM Holdings, Inc.(1)	5,724,900	20,037,150

		20,037,150
Scientific Instruments: Control & Filter – 1.8%
Parker-Hannifin Corp.	161,705	20,851,860

		20,851,860
Semiconductors & Components – 3.0%
Broadcom Corp., Class A	803,700	34,824,321

		34,824,321
Utilities: Electrical – 2.1%
NRG Energy, Inc.	872,800	23,521,960

		23,521,960
Total Common Stocks (Cost $867,146,786)		1,067,162,463

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 7.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $81,780,000, due 1/2/2015(2)	$81,780,000	$81,780,000

Total Repurchase Agreements (Cost $81,780,000)		81,780,000
Total Investments - 100.0% (Cost $948,926,786)		1,148,942,463
Other Liabilities, Net - 0.0%		(244,618)
Total Net Assets - 100.0%		$1,148,697,845

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.625%	12/31/2019	$83,415,600

Legend:

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,067,162,463	$—	$—	$1,067,162,463
Repurchase Agreements	—	81,780,000	—	81,780,000
Total	$1,067,162,463	$81,780,000	$—	$1,148,942,463

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$1,148,942,463
Cash	3
Foreign currency, at value	25
Dividends receivable	902,390
Receivable for fund shares subscribed	595
Prepaid expenses	7,544

Total Assets	1,149,853,020

Liabilities
Payable for fund shares redeemed	542,635
Payable to adviser	484,794
Accrued trustees’ fees	16,226
Accrued expenses/other liabilities	111,520

Total Liabilities	1,155,175

Total Net Assets	$1,148,697,845

Net Assets Consist of:
Paid-in capital	$895,488,142
Accumulated undistributed net investment income	282,734
Accumulated net realized gain from investments and foreign currency transactions	52,911,292
Net unrealized appreciation on investments	200,015,677

Total Net Assets	$1,148,697,845

Investments, at Cost	$948,926,786

Foreign Currency, at Cost	$25

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	22,687,650
Net Asset Value Per Share	$50.63

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Dividends	$20,836,875
Withholding taxes on foreign dividends	(112,270)

Total Investment Income	20,724,605

Expenses
Investment advisory fees	5,716,541
Professional fees	132,823
Administrative service fees	106,396
Custodian fees	84,257
Shareholder reports	80,158
Trustees’ fees	66,785
Other expenses	72,517

Total Expenses	6,259,477

Net Investment Income	14,465,128

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	177,049,233
Net realized loss from foreign currency transactions	(15,709)
Net change in unrealized appreciation/depreciation on investments	(45,866,383)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(283)

Net Gain on Investments and Foreign Currency Transactions	131,166,858

Net Increase in Net Assets Resulting from Operations	$145,631,986

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$14,465,128	$13,445,706
Net realized gain from investments and foreign currency transactions	177,033,524	157,449,225
Net change in unrealized appreciation/depreciation on investments	(45,866,666)	181,543,812

Net Increase in Net Assets Resulting from Operations	145,631,986	352,438,743

Distributions to Shareholders
Net investment income	(14,040,409)	(13,433,941)
Net realized gain on investments	(140,461,280)	(40,299,682)

Total Distributions	(154,501,689)	(53,733,623)

Capital Share Transactions
Proceeds from sales of shares	13,074,158	14,001,329
Reinvestment of distributions	154,501,689	53,733,623
Cost of shares redeemed	(164,312,930)	(184,387,912)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	3,262,917	(116,652,960)

Net Increase/(Decrease) in Net Assets	(5,606,786)	182,052,160

Net Assets
Beginning of year	1,154,304,631	972,252,471

End of year	$1,148,697,845	$1,154,304,631

Accumulated Undistributed Net Investment Income Included in Net Assets	$282,734	$—

Other Information:
Shares
Sold	243,146	304,340
Reinvested	3,071,604	1,071,245
Redeemed	(3,030,971)	(3,903,139)

Net Increase/(Decrease)	283,779	(2,527,554)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$51.52	$0.73	$6.21	$6.94	$(0.71)	$(7.12)	$(7.83)
Year Ended 12/31/13	39.00	0.63	14.40	15.03	(0.63)	(1.88)	(2.51)
Year Ended 12/31/12	34.15	0.79	4.85	5.64	(0.79)	—	(0.79)
Year Ended 12/31/11	38.03	0.36	(3.88)	(3.52)	(0.36)	—	(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$50.63	13.58%	$1,148,698	0.55%	0.55%	1.27%	1.27%	56%
51.52	38.71%	1,154,305	0.54%	0.54%	1.24%	1.24%	48%
39.00	16.52%	972,252	0.55%	0.55%	2.02%	2.02%	63%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$38,668,312	$115,833,377
2013	13,433,187	40,300,436

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(141,985)	$141,985

The tax basis of distributable earnings as of December 31, 2014, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$4,804,560	$48,275,079

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Fund utilized $872,961 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund elected to defer net capital losses of $11,786.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $948,800,616. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $217,741,750 and $(17,599,903), respectively, resulting in net unrealized appreciation of $200,141,847.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $608,367,469 and $781,592,804, respectively, for the year ended December 31, 2014.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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TAX DESIGNATION (UNAUDITED)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Large Cap Alpha VIP Series	39.29%

Dividend Received Deduction:

RS Large Cap Alpha VIP Series	37.57%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designate the following amount as long-term capital gain distributions for the year ended December 31, 2014:

RS Large Cap Alpha VIP Series	$115,833,377

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds.

The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

RS VARIABLE

PRODUCTS TRUST

RS SMALL CAP GROWTH EQUITY VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Small Cap Growth Equity VIP Series Commentary

Highlights

•	Small-cap growth stocks, as measured by the Russell 2000® Growth Index[1] (the “Index”), delivered solid positive performance in 2014, aided by an improving U.S. economy, healthy corporate earnings, and a pickup in mergers and acquisitions activity.

•	RS Small Cap Growth Equity VIP Series (the “Fund”) delivered strong positive performance for the twelve-month period ended December 31, 2014, while also outperforming the Index. The Fund’s performance relative to the Index was supported in particular by stock selection and an overweight in the health care sector. Stock selection in the consumer discretionary, energy, and consumer staples sectors also contributed to relative performance. Stock selection in the financial services, producer durables, materials, and utilities sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in oil prices as global demand failed to keep pace with rising production. Against this backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates. These hopes sparked a December rally that helped small-cap growth stocks end the year on a strong positive note.

Performance Update

The Fund returned 10.13% for the twelve-month period ended December 31, 2014, and outperformed the Index and the Russell 2000® Index,3 which returned 5.60% and 4.89%, respectively.

Portfolio Review

In a positive market for small-cap growth stocks, the Fund’s performance relative to the Index benefited from a number of health care investments in the biotech area.

Shares of Receptos, Inc., a biotech company, benefited from positive clinical trial results for a next-generation oral treatment for relapsing multiple sclerosis (RMS). This same compound is in clinical trials as a treatment for ulcerative colitis, which we believe may offer the potential for another sizable market for the drug.

The Fund’s relative performance was also assisted by another biotech holding, Bluebird Bio, Inc., which is developing a gene therapy delivery platform to address “orphan diseases,” conditions that affect small, underserved but high-need patient populations. In December, Bluebird Bio announced that its gene replacement regimen had shown impressive effectiveness in treating beta thalassemia, a rare genetic

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

blood disease. This news triggered a sharp upward movement in Bluebird Bio’s share price, and the stock emerged as one of the Fund’s strongest individual positive contributors for the year.

The Fund’s strongest positive contributor in the technology area was Proofpoint, Inc., a company that provides integrated cyber-threat security solutions through a cloud computing interface. The company has been gaining market share as it capitalizes on evolving data security needs tied to the ongoing migration to cloud computing.

Several technology investments delivered disappointing performance. These included RingCentral, Inc., a provider of software solutions enabling employee communication across multiple devices, and Infoblox, Inc., a supplier of technology that helps enterprise customers manage and secure IP addresses integral to mobile network communications. While we held onto our investment in RingCentral due to what we view as its solid underlying fundamentals, we liquidated our investment in Infoblox after several operational issues weighed on its financial performance.

GrafTech International Ltd., another detractor from relative performance, supplies graphite components used in steel production. We opted to liquidate our investment at the start of the fourth quarter due to weakness in the company’s international business, but the stock nonetheless detracted from relative performance.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small-cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $118,143,855

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
LogMeIn, Inc.	2.45%
Proofpoint, Inc.	2.27%
Euronet Worldwide, Inc.	2.12%
NxStage Medical, Inc.	2.04%
West Pharmaceutical Services, Inc.	1.94%
Microsemi Corp.	1.80%
PRA Group, Inc.	1.74%
Robert Half International, Inc.	1.62%
Barracuda Networks, Inc.	1.55%
Quaker Chemical Corp.	1.50%
Total	19.03%

1	The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.
2	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	10.13%	24.06%	18.94%	10.07%	10.21%
Russell 2000® Growth Index[1]		5.60%	20.14%	16.80%	8.54%	7.28%
Russell 2000® Index[3]		4.89%	19.21%	15.55%	7.77%	8.73%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$1,097.80	$4.65	0.88%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2014	Shares	Value
Common Stocks – 98.4%
Advertising Agencies – 1.4%
Constant Contact, Inc.(1)	45,600	$1,673,520

		1,673,520
Aerospace – 2.8%
HEICO Corp., Class A	34,476	1,632,783
Teledyne Technologies, Inc.(1)	16,250	1,669,525

		3,302,308
Air Transport – 0.5%
Allegiant Travel Co.	1,250	187,912
Spirit Airlines, Inc.(1)	4,900	370,342

		558,254
Asset Management & Custodian – 0.8%
WisdomTree Investments, Inc.	60,600	949,905

		949,905
Auto Parts – 1.0%
Tenneco, Inc.(1)	20,900	1,183,149

		1,183,149
Back Office Support, HR and Consulting – 4.9%
Huron Consulting Group, Inc.(1)	19,800	1,354,122
Robert Half International, Inc.	32,720	1,910,194
TriNet Group, Inc.(1)	45,900	1,435,752
TrueBlue, Inc.(1)	48,400	1,076,900

		5,776,968
Banks: Diversified — 2.0%
Customers Bancorp, Inc.(1)	51,737	1,006,802
Western Alliance Bancorp(1)	50,200	1,395,560

		2,402,362
Beverage: Brewers & Distillers – 1.3%
The Boston Beer Co., Inc., Class A(1)	5,502	1,593,049

		1,593,049
Biotechnology – 12.3%
Amicus Therapeutics, Inc.(1)	165,847	1,379,847
Bluebird Bio, Inc.(1)	19,100	1,751,852
Chimerix, Inc.(1)	34,000	1,368,840
Immune Design Corp.(1)	17,600	541,728
Juno Therapeutics, Inc.(1)	14,200	741,524
Kite Pharma, Inc.(1)	18,200	1,049,594
KYTHERA Biopharmaceuticals, Inc.(1)	19,700	683,196
Ligand Pharmaceuticals, Inc.(1)	26,807	1,426,400
Loxo Oncology, Inc.(1)	41,700	489,975
NanoString Technologies, Inc.(1)	41,500	578,095
Receptos, Inc.(1)	12,125	1,485,434
Sage Therapeutics, Inc.(1)	20,090	735,294
Ultragenyx Pharmaceutical, Inc.(1)	20,044	879,531
Vital Therapies, Inc.(1)	56,210	1,401,315

		14,512,625
Building Materials – 1.0%
Simpson Manufacturing Co., Inc.	35,100	1,214,460

		1,214,460

December 31, 2014	Shares	Value
Chemicals: Diversified – 0.9%
Cytec Industries, Inc.	23,490	$1,084,533

		1,084,533
Chemicals: Specialty – 1.5%
Quaker Chemical Corp.	19,200	1,767,168

		1,767,168
Commercial Services: Rental & Leasing – 1.4%
H&E Equipment Services, Inc.	39,200	1,101,128
Neff Corp., Class A(1)	54,000	608,580

		1,709,708
Communications Technology – 1.3%
RingCentral, Inc., Class A(1)	101,100	1,508,412

		1,508,412
Computer Services, Software & Systems – 8.9%
Barracuda Networks, Inc.(1)	50,991	1,827,517
comScore, Inc.(1)	35,200	1,634,336
LogMeIn, Inc.(1)	58,700	2,896,258
Proofpoint, Inc.(1)	55,500	2,676,765
The Ultimate Software Group, Inc.(1)	9,946	1,460,222

		10,495,098
Consumer Lending – 1.7%
PRA Group, Inc.(1)	35,414	2,051,533

		2,051,533
Diversified Materials & Processing – 1.4%
Hexcel Corp.(1)	39,538	1,640,432

		1,640,432
Education Services – 1.2%
Capella Education Co.	18,300	1,408,368

		1,408,368
Electronic Entertainment – 1.4%
Take-Two Interactive Software, Inc.(1)	60,300	1,690,209

		1,690,209
Entertainment – 1.3%
IMAX Corp.(1)	48,400	1,495,560

		1,495,560
Financial Data & Systems – 4.4%
Blackhawk Network Holdings, Inc., Class B(1)	19,200	723,648
Euronet Worldwide, Inc.(1)	45,558	2,501,134
Heartland Payment Systems, Inc.	24,200	1,305,590
WEX, Inc.(1)	7,210	713,213

		5,243,585
Foods – 2.1%
Freshpet, Inc.(1)	59,900	1,021,894
Pinnacle Foods, Inc.	40,300	1,422,590

		2,444,484
Health Care Facilities – 1.5%
AAC Holdings, Inc.(1)	22,600	698,792
Surgical Care Affiliates, Inc.(1)	30,200	1,016,230

		1,715,022

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2014	Shares	Value
Health Care Services – 2.4%
Acadia Healthcare Co., Inc.(1)	24,000	$1,469,040
ExamWorks Group, Inc.(1)	32,700	1,359,993

		2,829,033
Hotel/Motel – 1.3%
La Quinta Holdings, Inc.(1)	71,800	1,583,908

		1,583,908
Household Furnishings – 1.4%
Restoration Hardware Holdings, Inc.(1)	17,200	1,651,372

		1,651,372
Leisure Time – 1.3%
Marriott Vacations Worldwide Corp.	20,800	1,550,432

		1,550,432
Medical & Dental Instruments & Supplies – 4.3%
AtriCure, Inc.(1)	59,991	1,197,420
STERIS Corp.	24,000	1,556,400
West Pharmaceutical Services, Inc.	43,042	2,291,556

		5,045,376
Medical Equipment – 5.8%
DexCom, Inc.(1)	29,959	1,649,243
Fluidigm Corp.(1)	46,300	1,561,699
NxStage Medical, Inc.(1)	134,700	2,415,171
Zeltiq Aesthetics, Inc.(1)	42,800	1,194,548

		6,820,661
Office Supplies & Equipment – 1.5%
Knoll, Inc.	16,445	348,141
Steelcase, Inc., Class A	77,800	1,396,510

		1,744,651
Oil Well Equipment & Services – 1.5%
Newpark Resources, Inc.(1)	85,000	810,900
RigNet, Inc.(1)	22,603	927,401

		1,738,301
Oil: Crude Producers – 1.3%
Carrizo Oil & Gas, Inc.(1)	17,880	743,808
Diamondback Energy, Inc.(1)	12,700	759,206

		1,503,014
Pharmaceuticals – 2.0%
Ocular Therapeutix, Inc.(1)	41,400	973,728
Pacira Pharmaceuticals, Inc.(1)	16,170	1,433,632

		2,407,360
Production Technology Equipment – 1.1%
FEI Co.	14,265	1,288,843

		1,288,843
Restaurants – 2.9%
Popeyes Louisiana Kitchen, Inc.(1)	12,600	709,002
Red Robin Gourmet Burgers, Inc.(1)	16,400	1,262,390
Sonic Corp.	53,100	1,445,913

		3,417,305

December 31, 2014	Shares	Value
Scientific Instruments: Electrical – 1.1%
Littelfuse, Inc.	12,900	$1,247,043

		1,247,043
Securities Brokerage & Services – 0.7%
MarketAxess Holdings, Inc.	12,274	880,169

		880,169
Semiconductors & Components – 3.8%
Microsemi Corp.(1)	74,846	2,124,130
Spansion, Inc., Class A(1)	21,300	728,886
Tower Semiconductor Ltd.(1)	121,900	1,624,927

		4,477,943
Specialty Retail – 2.5%
Burlington Stores, Inc.(1)	33,000	1,559,580
Lithia Motors, Inc., Class A	16,500	1,430,385

		2,989,965
Steel – 1.2%
Steel Dynamics, Inc.	74,400	1,468,656

		1,468,656
Textiles, Apparel & Shoes – 3.3%
Carter’s, Inc.	13,400	1,169,954
Deckers Outdoor Corp.(1)	13,600	1,238,144
G-III Apparel Group Ltd.(1)	14,400	1,454,544

		3,862,642
Truckers – 1.0%
Old Dominion Freight Line, Inc.(1)	14,898	1,156,681

		1,156,681
Utilities: Telecommunications – 1.0%
Cogent Communications Holdings, Inc.	31,900	1,128,941

		1,128,941
Total Common Stocks (Cost $89,723,116)		116,213,008

	Principal Amount	Value
Repurchase Agreements – 1.8%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $2,156,000, due 1/2/2015(2)	$2,156,000	2,156,000
Total Repurchase Agreements (Cost $2,156,000)		2,156,000
Total Investments – 100.2% (Cost $91,879,116)		118,369,008
Other Liabilities, Net – (0.2)%		(225,153)
Total Net Assets – 100.0%		$118,143,855

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.625%	2/15/2020	$2,200,869

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$116,213,008	$—	$—	$116,213,008
Repurchase Agreements	—	2,156,000	—	2,156,000
Total	$116,213,008	$2,156,000	$—	$118,369,008

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$118,369,008
Cash	562
Receivable for investments sold	868,725
Dividends receivable	33,734
Receivable for fund shares subscribed	1,435
Prepaid expenses	798

Total Assets	119,274,262

Liabilities
Payable for investments purchased	906,737
Payable for fund shares redeemed	111,889
Payable to adviser	73,793
Accrued trustees’ fees	1,637
Accrued expenses/other liabilities	36,351

Total Liabilities	1,130,407

Total Net Assets	$118,143,855

Net Assets Consist of:
Paid-in capital	$89,079,065
Accumulated net realized gain from investments	2,574,898
Net unrealized appreciation on investments	26,489,892

Total Net Assets	$118,143,855

Investments, at Cost	$91,879,116

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	6,760,752
Net Asset Value Per Share	$17.47

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Dividends	$304,652

Total Investment Income	304,652

Expenses
Investment advisory fees	856,249
Custodian fees	57,746
Professional fees	29,691
Shareholder reports	19,410
Administrative service fees	10,683
Trustees’ fees	6,676
Other expenses	6,939

Total Expenses	987,394

Net Investment Loss	(682,742)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	16,974,245
Net change in unrealized appreciation/depreciation on investments	(5,521,746)

Net Gain on Investments	11,452,499

Net Increase in Net Assets Resulting from Operations	$10,769,757

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment loss	$(682,742)	$(618,291)
Net realized gain from investments	16,974,245	23,929,803
Net change in unrealized appreciation/depreciation on investments	(5,521,746)	18,759,270

Net Increase in Net Assets Resulting from Operations	10,769,757	42,070,782

Distributions to Shareholders
Net realized gain on investments	(18,762,603)	(17,622,468)

Total Distributions	(18,762,603)	(17,622,468)

Capital Share Transactions
Proceeds from sales of shares	9,719,270	9,663,779
Reinvestment of distributions	18,762,603	17,622,468
Cost of shares redeemed	(22,910,434)	(19,285,306)

Net Increase in Net Assets Resulting from Capital Share Transactions	5,571,439	8,000,941

Net Increase/(Decrease) in Net Assets	(2,421,407)	32,449,255

Net Assets
Beginning of year	120,565,262	88,116,007

End of year	$118,143,855	$120,565,262

Other Information:
Shares
Sold	518,613	517,378
Reinvested	1,082,666	975,773
Redeemed	(1,230,063)	(1,045,928)

Net Increase	371,216	447,223

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$18.87	$(0.10)	$1.98	$1.88	$—	$(3.28)	$(3.28)
Year Ended 12/31/13	14.83	(0.10)	7.39	7.29	—	(3.25)	(3.25)
Year Ended 12/31/12	12.84	(0.07)	2.06	1.99	—	—	—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$17.47	10.13%	$118,144	0.86%	0.86%	(0.60)%	(0.60)%	95%
18.87	50.13%	120,565	0.85%	0.85%	(0.59)%	(0.59)%	101%
14.83	15.50%	88,116	0.88%	0.88%	(0.46)%	(0.46)%	98%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$1,494,179	$17,268,424
2013	3,983,484	13,638,984

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(697,450)	$682,742	$14,708

The tax basis of distributable earnings as of December 31, 2014, was as follows:

Undistributed Long-Term Capital Gains
$3,054,947

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $92,359,165. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $28,854,904 and $(2,845,061), respectively, resulting in net unrealized appreciation of $26,009,843.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $107,583,796 and $121,462,507, respectively, for the year ended December 31, 2014.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$171,071	3	1.35%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

20

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Growth Equity VIP	4.84%

Dividend Received Deduction:

RS Small Cap Growth Equity VIP	4.87%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designate the following amount as long-term capital gain distributions for the year ended December 31, 2014:

RS Small Cap Growth Equity VIP	$17,268,424

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds.

The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings

with the Securities and Exchange Commission for the

first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q is available on the Securities and

Exchange Commission’s website at http://www.sec.gov.

The Fund’s Form N-Q may be reviewed and copied at

the Commission’s Public Reference Room in

Washington, DC, and information on the operation of the

Public Reference Room may be obtained by calling

800-SEC-0330. This information is also available,

without charge, upon request, by calling toll-free

800-221-3253.

A description of the policies and procedures that the

Fund uses to determine how to vote proxies relating to

portfolio securities, and information regarding how the

Fund voted proxies relating to portfolio securities during

the most recent 12-month period ended June 30 will be

available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

RS VARIABLE

PRODUCTS TRUST

RS S&P 500 INDEX VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS S&P 500 Index VIP Series Commentary

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) returned 13.42% for the twelve-month period ended December 31, 2014, slightly underperforming its benchmark, the S&P 500® Index[1] (the “Index”), which returned 13.69%.

Market Overview

The U.S. equity market, as measured by the Index, delivered a solid double-digit return in 2014, though gains were substantially below the 2013 return of 32.38%, which was the Index’s strongest calendar year performance since 1995. In 2014, all quarters saw positive returns, with the best performances in the second and fourth quarters. In the first quarter, an exceptionally harsh winter contributed to a spate of weak economic statistics that dampened investor enthusiasm. In the third quarter, gains were restrained by events that included an Ebola outbreak that originated in Africa and weakening economic growth abroad. The latter led to speculation that the U.S. Federal Reserve (the “Fed”) might not raise the federal funds rate in 2015 as expected. Despite these bouts of deceleration, investors were buoyed throughout most of the year by accommodative Fed policy and steady improvements in the U.S. economy, which ended the year with unemployment at 5.6%. Volatility increased in the final months of the year as oil prices plunged and prospects for economic growth outside the U.S. weakened further. Among the sectors in the Index, only the energy sector had a negative return for the year. Utilities and health care stocks performed best in the Index.

Performance Update

The difference in performance between the Fund and the Index is primarily due to the fact that the Fund incurs fees and expenses, whereas the Index does not.

Outlook

In our view, the U.S. economy is on sound footing. We expect the Fed to move toward a possible federal funds rate increase in the second half of 2015. However, the Fed has stated that it will approach any interest rate action with patience given below-target inflation in the U.S and economic stress abroad. We do anticipate some ongoing volatility in securities markets given events outside the U.S. and speculation about the Fed’s actions.

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $129,723,372

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	3.45%
Exxon Mobil Corp.	2.09%
Microsoft Corp.	2.04%
Johnson & Johnson	1.56%
Berkshire Hathaway, Inc., Class B	1.46%
Wells Fargo & Co.	1.38%
General Electric Co.	1.35%
The Procter & Gamble Co.	1.31%
JPMorgan Chase & Co.	1.25%
Chevron Corp.	1.13%
Total	17.02%

1	The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due to the presence of cash and other short-term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	13.42%	20.09%	15.18%	7.40%	4.35%
S&P 500® Index[1]	13.69%	20.41%	15.45%	7.67%	4.59%

Results of a Hypothetical $10,000 Investment

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$1,060.00	$1.45	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Common Stocks – 97.3%
Advertising Agencies – 0.2%
Nielsen N.V.	2,241	$100,240
Omnicom Group, Inc.	1,718	133,094
The Interpublic Group of Companies, Inc.	2,894	60,108

		293,442
Aerospace – 2.0%
General Dynamics Corp.	2,179	299,874
L-3 Communications Holdings, Inc.	596	75,221
Lockheed Martin Corp.	1,862	358,565
Northrop Grumman Corp.	1,398	206,051
Raytheon Co.	2,134	230,835
Rockwell Collins, Inc.	920	77,722
Textron, Inc.	1,910	80,430
The Boeing Co.	4,588	596,348
United Technologies Corp.	5,872	675,280

		2,600,326
Air Transport – 0.6%
Delta Air Lines, Inc.	5,791	284,859
FedEx Corp.	1,832	318,145
Southwest Airlines Co.	4,697	198,777

		801,781
Aluminum – 0.1%
Alcoa, Inc.	8,156	128,783

		128,783
Asset Management & Custodian – 0.9%
Affiliated Managers Group, Inc.(1)	392	83,198
BlackRock, Inc.	881	315,010
Franklin Resources, Inc.	2,719	150,551
Invesco Ltd.	2,987	118,046
Legg Mason, Inc.	704	37,572
Northern Trust Corp.	1,529	103,055
State Street Corp.	2,889	226,787
T. Rowe Price Group, Inc.	1,795	154,119

		1,188,338
Auto Parts – 0.4%
BorgWarner, Inc.	1,577	86,656
Delphi Automotive PLC	2,049	149,003
Genuine Parts Co.	1,057	112,645
Johnson Controls, Inc.	4,609	222,799

		571,103
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.	1,900	54,283

		54,283
Automobiles – 0.6%
Ford Motor Co.	26,629	412,749
General Motors Co.	9,337	325,955

		738,704

December 31, 2014	Shares	Value
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	4,342	$387,784
Automatic Data Processing, Inc.	3,335	278,039
Iron Mountain, Inc.	1,284	49,639
Paychex, Inc.	2,256	104,160
Robert Half International, Inc.	949	55,403

		875,025
Banks: Diversified – 3.8%
Bank of America Corp.(2)	72,761	1,301,694
BB&T Corp.	4,983	193,789
Comerica, Inc.	1,248	58,456
Fifth Third Bancorp	5,702	116,178
Huntington Bancshares, Inc.	5,639	59,322
KeyCorp	5,994	83,317
M&T Bank Corp.	911	114,440
Regions Financial Corp.	9,514	100,468
SunTrust Banks, Inc.	3,608	151,175
The PNC Financial Services Group, Inc.	3,641	332,169
U.S. Bancorp	12,381	556,526
Wells Fargo & Co.	32,662	1,790,531
Zions Bancorporation	1,400	39,914

		4,897,979
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,321	33,608
People’s United Financial, Inc.	2,131	32,349

		65,957
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	1,091	95,833
Constellation Brands, Inc., Class A(1)	1,157	113,583
Molson Coors Brewing Co., Class B	1,099	81,898

		291,314
Beverage: Soft Drinks – 1.9%
Coca-Cola Enterprises, Inc.	1,539	68,055
Dr. Pepper Snapple Group, Inc.	1,347	96,553
Keurig Green Mountain, Inc.	841	111,344
Monster Beverage Corp.(1)	993	107,591
PepsiCo, Inc.	10,355	979,169
The Coca-Cola Co.	27,274	1,151,508

		2,514,220
Biotechnology – 2.7%
AbbVie, Inc.	11,023	721,345
Alexion Pharmaceuticals, Inc.(1)	1,366	252,751
Amgen, Inc.	5,262	838,184
Baxter International, Inc.	3,749	274,764
Biogen Idec, Inc.(1)	1,630	553,304
Celgene Corp.(1)	5,518	617,243
Regeneron Pharmaceuticals, Inc.(1)	510	209,228

		3,466,819

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Building Materials – 0.1%
Martin Marietta Materials, Inc.	431	$47,548
Masco Corp.	2,460	61,992
Vulcan Materials Co.	904	59,420

		168,960
Building: Climate Control – 0.1%
Ingersoll-Rand PLC	1,837	116,447

		116,447
Cable Television Services – 1.3%
Cablevision Systems Corp., Class A	1,514	31,249
Comcast Corp., Class A	17,825	1,034,028
DIRECTV(1)	3,466	300,502
Scripps Networks Interactive, Inc., Class A	702	52,840
Time Warner Cable, Inc.	1,940	294,996

		1,713,615
Chemicals: Diversified – 1.0%
Airgas, Inc.	463	53,328
E.I. du Pont de Nemours & Co.	6,269	463,530
Eastman Chemical Co.	1,030	78,136
Ecolab, Inc.	1,862	194,616
FMC Corp.	919	52,410
Sigma-Aldrich Corp.	822	112,836
The Dow Chemical Co.	7,665	349,601

		1,304,457
Chemicals: Specialty – 0.6%
Air Products & Chemicals, Inc.	1,324	190,960
International Flavors & Fragrances, Inc.	561	56,863
LyondellBasell Industries N.V., Class A	2,876	228,326
Praxair, Inc.	2,016	261,193

		737,342
Coal – 0.0%
CONSOL Energy, Inc.	1,589	53,724

		53,724
Commercial Services: Rental & Leasing – 0.1%
Ryder System, Inc.	367	34,076
United Rentals, Inc.(1)	690	70,387

		104,463
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,449	166,556

		166,556
Communications Technology – 1.5%
Cisco Systems, Inc.	35,379	984,067
Harris Corp.	724	51,998
Juniper Networks, Inc.	2,664	59,460
QUALCOMM, Inc.	11,504	855,092

		1,950,617
Computer Services, Software & Systems – 6.8%
Adobe Systems, Inc.(1)	3,278	238,311
Akamai Technologies, Inc.(1)	1,230	77,441

December 31, 2014	Shares	Value
Computer Services, Software & Systems (continued)
Autodesk, Inc.(1)	1,569	$94,234
CA, Inc.	2,212	67,355
Citrix Systems, Inc.(1)	1,114	71,073
Cognizant Technology Solutions Corp., Class A(1)	4,212	221,804
Computer Sciences Corp.	973	61,348
F5 Networks, Inc.(1)	512	66,798
Facebook, Inc., Class A(1)	14,466	1,128,637
Google, Inc., Class A(1)	1,972	1,046,461
Google, Inc., Class C(1)	1,970	1,037,008
Intuit, Inc.	1,975	182,075
Microsoft Corp.(2)	57,030	2,649,043
Oracle Corp.	22,382	1,006,519
Red Hat, Inc.(1)	1,305	90,228
salesforce.com, Inc.(1)	4,060	240,799
Symantec Corp.	4,766	122,272
Teradata Corp.(1)	1,059	46,257
VeriSign, Inc.(1)	755	43,035
Yahoo!, Inc.(1)	6,096	307,909

		8,798,607
Computer Technology – 5.4%
Apple, Inc.(2)	40,578	4,479,000
EMC Corp.	14,079	418,709
Hewlett-Packard Co.	12,912	518,159
International Business Machines Corp.(2)	6,368	1,021,682
NetApp, Inc.	2,157	89,408
SanDisk Corp.	1,527	149,615
Seagate Technology PLC	2,256	150,024
Western Digital Corp.	1,519	168,153

		6,994,750
Consumer Electronics – 0.1%
Garmin Ltd.	838	44,271
Harman International Industries, Inc.	470	50,154

		94,425
Consumer Lending – 0.0%
Navient Corp.	2,839	61,351

		61,351
Consumer Services: Miscellaneous – 0.4%
eBay, Inc.(1)	7,822	438,971
H & R Block, Inc.	1,899	63,958

		502,929
Containers & Packaging – 0.2%
Ball Corp.	956	65,170
MeadWestvaco Corp.	1,163	51,626
Owens-Illinois, Inc.(1)	1,138	30,715
Sealed Air Corp.	1,464	62,117

		209,628
Copper – 0.1%
Freeport-McMoRan, Inc.	7,189	167,935

		167,935

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Cosmetics – 0.1%
Avon Products, Inc.	3,000	$28,170
The Estee Lauder Companies, Inc., Class A	1,553	118,339

		146,509
Diversified Financial Services – 3.5%
Ameriprise Financial, Inc.	1,277	168,883
Capital One Financial Corp.	3,847	317,570
Citigroup, Inc.	20,960	1,134,146
JPMorgan Chase & Co.(2)	25,864	1,618,569
Leucadia National Corp.	2,188	49,055
Morgan Stanley	10,569	410,077
The Bank of New York Mellon Corp.	7,789	316,000
The Goldman Sachs Group, Inc.	2,803	543,305

		4,557,605
Diversified Manufacturing Operations – 3.0%
3M Co.	4,434	728,595
Danaher Corp.	4,229	362,467
Dover Corp.	1,150	82,478
Eaton Corp. PLC	3,285	223,249
General Electric Co.(2)	69,479	1,755,734
Honeywell International, Inc.	5,416	541,167
Illinois Tool Works, Inc.	2,489	235,708

		3,929,398
Diversified Media – 0.9%
Discovery Communications, Inc., Class A(1)	1,022	35,208
Discovery Communications, Inc., Class C(1)	1,886	63,596
News Corp., Class A(1)	3,451	54,146
Time Warner, Inc.	5,802	495,607
Twenty-First Century Fox, Inc., Class A	12,830	492,736

		1,141,293
Diversified Retail – 2.4%
Amazon.com, Inc.(1)	2,626	814,979
Costco Wholesale Corp.	3,025	428,794
Dollar General Corp.(1)	2,094	148,046
Dollar Tree, Inc.(1)	1,420	99,939
Family Dollar Stores, Inc.	661	52,358
Kohl’s Corp.	1,398	85,334
Macy’s, Inc.	2,389	157,077
Nordstrom, Inc.	984	78,120
Target Corp.	4,407	334,535
Wal-Mart Stores, Inc.	10,927	938,411

		3,137,593
Drug & Grocery Store Chains – 1.3%
CVS Health Corp.	7,932	763,931
Safeway, Inc.	1,591	55,876
The Kroger Co.	3,397	218,121
Walgreens Boots Alliance, Inc.	6,019	458,648
Whole Foods Market, Inc.	2,494	125,748

		1,622,324

December 31, 2014	Shares	Value
Electronic Components – 0.4%
Amphenol Corp., Class A	2,142	$115,261
Corning, Inc.	8,869	203,366
TE Connectivity Ltd.	2,814	177,986

		496,613
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,158	101,458

		101,458
Energy Equipment – 0.0%
First Solar, Inc.(1)	519	23,145

		23,145
Engineering & Contracting Services – 0.1%
Fluor Corp.	1,088	65,965
Jacobs Engineering Group, Inc.(1)	904	40,400
Quanta Services, Inc.(1)	1,497	42,500

		148,865
Entertainment – 0.9%
The Walt Disney Co.	10,794	1,016,687
Viacom, Inc., Class B	2,556	192,339

		1,209,026
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	667	52,319
Stericycle, Inc.(1)	586	76,813

		129,132
Fertilizers – 0.5%
CF Industries Holdings, Inc.	353	96,207
Monsanto Co.	3,341	399,149
The Mosaic Co.	2,184	99,699

		595,055
Financial Data & Systems – 2.4%
Alliance Data Systems Corp.(1)	442	126,434
American Express Co.	6,157	572,847
Discover Financial Services	3,138	205,508
Equifax, Inc.	841	68,012
Fidelity National Information Services, Inc.	1,970	122,534
Fiserv, Inc.(1)	1,688	119,797
MasterCard, Inc., Class A	6,780	584,165
McGraw Hill Financial, Inc.	1,870	166,393
Moody’s Corp.	1,271	121,774
The Dun & Bradstreet Corp.	251	30,361
The Western Union Co.	3,616	64,763
Total System Services, Inc.	1,141	38,748
Visa, Inc., Class A	3,380	886,236

		3,107,572
Foods – 1.4%
Campbell Soup Co.	1,235	54,340
ConAgra Foods, Inc.	2,939	106,627
General Mills, Inc.	4,178	222,812
Hormel Foods Corp.	928	48,349
Kellogg Co.	1,745	114,193

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Foods (continued)
Kraft Foods Group, Inc.	4,074	$255,277
McCormick & Co., Inc.	896	66,573
Mead Johnson Nutrition Co.	1,396	140,354
Mondelez International, Inc., Class A	11,624	422,242
Sysco Corp.	4,067	161,419
The Hershey Co.	1,030	107,048
The JM Smucker Co.	703	70,989
Tyson Foods, Inc., Class A	2,022	81,062

		1,851,285
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	4,455	231,660

		231,660
Gas Pipeline – 0.6%
EQT Corp.	1,046	79,182
Kinder Morgan, Inc.	11,755	497,354
Spectra Energy Corp.	4,642	168,505

		745,041
Gold – 0.1%
Newmont Mining Corp.	3,443	65,073

		65,073
Health Care Facilities – 0.1%
DaVita HealthCare Partners, Inc.(1)	1,186	89,827
Tenet Healthcare Corp.(1)	676	34,253
Universal Health Services, Inc., Class B	630	70,094

		194,174
Health Care Management Services – 1.1%
Aetna, Inc.	2,434	216,212
Anthem, Inc.	1,868	234,752
CIGNA Corp.	1,810	186,267
Humana, Inc.	1,065	152,966
UnitedHealth Group, Inc.	6,641	671,339

		1,461,536
Health Care Services – 0.7%
Cerner Corp.(1)	2,095	135,463
Express Scripts Holding Co.(1)	5,078	429,954
McKesson Corp.	1,599	331,920

		897,337
Home Building – 0.1%
D.R. Horton, Inc.	2,289	57,889
Lennar Corp., Class A	1,228	55,027
PulteGroup, Inc.	2,309	49,551

		162,467
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,471	114,782
Starwood Hotels & Resorts Worldwide, Inc.	1,233	99,959
Wyndham Worldwide Corp.	853	73,153
Wynn Resorts Ltd.	560	83,306

		371,200

December 31, 2014	Shares	Value
Household Appliances – 0.1%
Whirlpool Corp.	539	$104,426

		104,426
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	1,876	71,457

		71,457
Household Furnishings – 0.1%
Leggett & Platt, Inc.	948	40,395
Mohawk Industries, Inc.(1)	434	67,426

		107,821
Insurance: Life – 0.6%
Aflac, Inc.	3,127	191,028
Lincoln National Corp.	1,802	103,921
Principal Financial Group, Inc.	1,887	98,011
Prudential Financial, Inc.	3,175	287,211
Torchmark Corp.	891	48,265
Unum Group	1,744	60,831

		789,267
Insurance: Multi-Line – 2.7%
American International Group, Inc.	9,686	542,513
Aon PLC	1,973	187,100
Assurant, Inc.	493	33,736
Berkshire Hathaway, Inc., Class B(1)	12,616	1,894,292
Genworth Financial, Inc., Class A(1)	3,428	29,138
Loews Corp.	2,071	87,024
Marsh & McLennan Companies, Inc.	3,743	214,249
MetLife, Inc.	7,860	425,147
The Hartford Financial Services Group, Inc.	2,986	124,486

		3,537,685
Insurance: Property - Casualty – 0.8%
ACE Ltd.	2,296	263,764
Cincinnati Financial Corp.	1,017	52,711
The Allstate Corp.	2,902	203,866
The Chubb Corp.	1,632	168,863
The Progressive Corp.	3,701	99,890
The Travelers Companies, Inc.	2,293	242,714
XL Group PLC	1,786	61,385

		1,093,193
Leisure Time – 0.6%
Carnival Corp.	3,109	140,931
Expedia, Inc.	685	58,472
Royal Caribbean Cruises Ltd.	1,155	95,207
The Priceline.com, Inc.(1)	362	412,756
TripAdvisor, Inc.(1)	769	57,413

		764,779
Luxury Items – 0.1%
Fossil Group, Inc.(1)	312	34,551
Tiffany & Co.	777	83,030

		117,581

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Machinery: Agricultural – 0.2%
Deere & Co.	2,474	$218,875

		218,875
Machinery: Construction & Handling – 0.3%
Caterpillar, Inc.	4,189	383,419

		383,419
Machinery: Engines – 0.1%
Cummins, Inc.	1,181	170,265

		170,265
Machinery: Industrial – 0.0%
Joy Global, Inc.	678	31,541

		31,541
Machinery: Tools – 0.1%
Snap-on, Inc.	402	54,970
Stanley Black & Decker, Inc.	1,079	103,670

		158,640
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	1,324	184,248
Boston Scientific Corp.(1)	9,177	121,595
CR Bard, Inc.	516	85,976
DENTSPLY International, Inc.	979	52,151
Edwards Lifesciences Corp.(1)	732	93,242
Patterson Companies, Inc.	598	28,764
St. Jude Medical, Inc.	1,978	128,629
Stryker Corp.	2,065	194,792
Zimmer Holdings, Inc.	1,166	132,248

		1,021,645
Medical Equipment – 1.2%
Agilent Technologies, Inc.	2,302	94,244
CareFusion Corp.(1)	1,401	83,135
Covidien PLC	3,132	320,341
Intuitive Surgical, Inc.(1)	255	134,880
Medtronic, Inc.	6,810	491,682
PerkinElmer, Inc.	780	34,109
Thermo Fisher Scientific, Inc.	2,767	346,678
Varian Medical Systems, Inc.(1)	692	59,865

		1,564,934
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	586	63,229
Quest Diagnostics, Inc.	997	66,859

		130,088
Metal Fabricating – 0.3%
Fastenal Co.	1,885	89,651
Precision Castparts Corp.	987	237,748

		327,399
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	631	32,736
Pitney Bowes, Inc.	1,400	34,118
Xerox Corp.	7,425	102,911

		169,765

December 31, 2014	Shares	Value
Offshore Drilling & Other Services – 0.1%
Diamond Offshore Drilling, Inc.	464	$17,033
Noble Corp. PLC	1,744	28,898
Transocean Ltd.	2,350	43,076

		89,007
Oil Well Equipment & Services – 1.3%
Baker Hughes, Inc.	3,003	168,378
Cameron International Corp.(1)	1,367	68,282
Ensco PLC, Class A	1,613	48,309
FMC Technologies, Inc.(1)	1,621	75,928
Halliburton Co.	5,870	230,867
Helmerich & Payne, Inc.	747	50,363
Nabors Industries Ltd.	1,997	25,921
National Oilwell Varco, Inc.	2,970	194,624
Schlumberger Ltd.	8,904	760,491

		1,623,163
Oil: Crude Producers – 1.6%
Anadarko Petroleum Corp.	3,504	289,080
Apache Corp.	2,605	163,255
Cabot Oil & Gas Corp.	2,858	84,626
Chesapeake Energy Corp.	3,584	70,139
Cimarex Energy Co.	601	63,706
Denbury Resources, Inc.	2,432	19,772
Devon Energy Corp.	2,654	162,451
EOG Resources, Inc.	3,791	349,037
Newfield Exploration Co.(1)	944	25,601
Noble Energy, Inc.	2,487	117,959
Occidental Petroleum Corp.	5,366	432,553
Pioneer Natural Resources Co.	1,030	153,316
QEP Resources, Inc.	1,144	23,132
Range Resources Corp.	1,165	62,269
Southwestern Energy Co.(1)	2,438	66,533

		2,083,429
Oil: Integrated – 4.1%
Chevron Corp.	13,080	1,467,315
ConocoPhillips	8,516	588,115
Exxon Mobil Corp.(2)	29,298	2,708,600
Hess Corp.	1,759	129,849
Marathon Oil Corp.	4,669	132,086
Murphy Oil Corp.	1,152	58,199
The Williams Cos., Inc.	4,654	209,151

		5,293,315
Oil: Refining And Marketing – 0.6%
Marathon Petroleum Corp.	1,939	175,014
ONEOK, Inc.	1,436	71,498
Phillips 66	3,830	274,611
Tesoro Corp.	874	64,982
Valero Energy Corp.	3,607	178,547

		764,652

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Paints & Coatings – 0.3%
PPG Industries, Inc.	952	$220,055
The Sherwin-Williams Co.	574	150,985

		371,040
Paper – 0.1%
International Paper Co.	2,931	157,043

		157,043
Personal Care – 1.9%
Colgate-Palmolive Co.	5,925	409,951
Kimberly-Clark Corp.	2,581	298,208
The Clorox Co.	890	92,747
The Procter & Gamble Co.(2)	18,687	1,702,199

		2,503,105
Pharmaceuticals – 7.0%
Abbott Laboratories	10,418	469,018
Actavis PLC(1)	1,824	469,516
Allergan, Inc.	2,061	438,148
AmerisourceBergen Corp.	1,438	129,650
Bristol-Myers Squibb Co.	11,476	677,428
Cardinal Health, Inc.	2,290	184,872
Eli Lilly & Co.	6,786	468,166
Gilead Sciences, Inc.(1)	10,433	983,415
Hospira, Inc.(1)	1,165	71,356
Johnson & Johnson(2)	19,367	2,025,207
Mallinckrodt PLC(1)	804	79,620
Merck & Co., Inc.	19,725	1,120,183
Mylan, Inc.(1)	2,582	145,547
Perrigo Co. PLC	973	162,647
Pfizer, Inc.	43,593	1,357,922
Vertex Pharmaceuticals, Inc.(1)	1,664	197,683
Zoetis, Inc.	3,459	148,841

		9,129,219
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	421	107,309

		107,309
Production Technology Equipment – 0.3%
Applied Materials, Inc.	8,429	210,051
KLA-Tencor Corp.	1,142	80,305
Lam Research Corp.	1,100	87,274

		377,630
Publishing – 0.0%
Gannett Co., Inc.	1,558	49,747

		49,747
Radio & TV Broadcasters – 0.1%
CBS Corp., Class B	3,299	182,567

		182,567
Railroads – 1.0%
CSX Corp.	6,887	249,516
Kansas City Southern	762	92,987
Norfolk Southern Corp.	2,137	234,236
Union Pacific Corp.	6,152	732,888

		1,309,627

December 31, 2014	Shares	Value
Real Estate Investment Trusts – 2.3%
American Tower Corp.	2,734	$270,256
Apartment Investment & Management Co., Class A	1,009	37,484
AvalonBay Communities, Inc.	906	148,031
Boston Properties, Inc.	1,057	136,025
Crown Castle International Corp.	2,305	181,404
Equity Residential	2,507	180,103
Essex Property Trust, Inc.	444	91,730
General Growth Properties, Inc.	4,341	122,112
HCP, Inc.	3,177	139,883
Health Care REIT, Inc.(1)	2,267	171,544
Host Hotels & Resorts, Inc.	5,239	124,531
Kimco Realty Corp.	2,837	71,322
Plum Creek Timber Co., Inc.	1,223	52,332
Prologis, Inc.	3,451	148,497
Public Storage, Inc.	1,001	185,035
Simon Property Group, Inc.	2,145	390,626
The Macerich Co.	971	80,991
Ventas, Inc.	2,032	145,695
Vornado Realty Trust	1,205	141,841
Weyerhaeuser Co.	3,628	130,209

		2,949,651
Real Estate Services – 0.1%
CBRE Group, Inc., Class A(1)	1,926	65,966

		65,966
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,483	97,745

		97,745
Restaurants – 1.1%
Chipotle Mexican Grill, Inc.(1)	215	147,169
Darden Restaurants, Inc.	914	53,588
McDonald’s Corp.	6,734	630,976
Starbucks Corp.	5,185	425,429
Yum! Brands, Inc.	3,035	221,100

		1,478,262
Scientific Instruments: Control & Filter – 0.6%
Allegion PLC	664	36,825
FLIR Systems, Inc.	979	31,631
Flowserve Corp.	945	56,539
Pall Corp.	738	74,693
Parker-Hannifin Corp.	1,027	132,432
Rockwell Automation, Inc.	940	104,528
Roper Industries, Inc.	691	108,038
The ADT Corp.	1,201	43,512
Tyco International PLC	2,896	127,019
Waters Corp.(1)	580	65,378

		780,595
Scientific Instruments: Electrical – 0.3%
AMETEK, Inc.	1,697	89,313
Emerson Electric Co.	4,800	296,304

		385,617

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Scientific Instruments: Pollution Control – 0.3%
Pentair PLC	1,293	$85,881
Republic Services, Inc.	1,743	70,156
Waste Management, Inc.	2,947	151,240
Xylem, Inc.	1,261	48,006

		355,283
Securities Brokerage & Services – 0.5%
CME Group, Inc.	2,190	194,144
E*TRADE Financial Corp.(1)	1,993	48,340
IntercontinentalExchange Group, Inc.	783	171,704
The Charles Schwab Corp.	7,950	240,011
The NASDAQ OMX Group, Inc.	816	39,135

		693,334
Semiconductors & Components – 2.1%
Altera Corp.	2,109	77,906
Analog Devices, Inc.	2,154	119,590
Avago Technologies Ltd.	1,749	175,932
Broadcom Corp., Class A	3,727	161,491
Intel Corp.	33,453	1,214,009
Linear Technology Corp.	1,647	75,103
Microchip Technology, Inc.	1,384	62,432
Micron Technology, Inc.(1)	7,427	260,019
NVIDIA Corp.	3,572	71,619
Texas Instruments, Inc.	7,309	390,776
Xilinx, Inc.	1,830	79,221

		2,688,098
Specialty Retail – 2.4%
AutoNation, Inc.(1)	517	31,232
AutoZone, Inc.(1)	225	139,300
Bed, Bath & Beyond, Inc.(1)	1,279	97,421
Best Buy Co., Inc.	2,014	78,506
CarMax, Inc.(1)	1,491	99,271
GameStop Corp., Class A	751	25,384
L Brands, Inc.	1,695	146,702
Lowe’s Companies, Inc.	6,732	463,162
Netflix, Inc.(1)	415	141,768
O’Reilly Automotive, Inc.(1)	702	135,219
PetSmart, Inc.	686	55,768
Ross Stores, Inc.	1,449	136,583
Staples, Inc.	4,427	80,217
The Gap, Inc.	1,847	77,777
The Home Depot, Inc.	9,118	957,116
The TJX Companies, Inc.	4,767	326,921
Tractor Supply Co.	941	74,170
Urban Outfitters, Inc.(1)	693	24,345

		3,090,862
Steel – 0.1%
Allegheny Technologies, Inc.	751	26,112
Nucor Corp.	2,201	107,959

		134,071

December 31, 2014	Shares	Value
Telecommunications Equipment – 0.1%
Motorola Solutions, Inc.	1,466	$98,339

		98,339
Textiles, Apparel & Shoes – 0.8%
Coach, Inc.	1,906	71,589
Michael Kors Holdings Ltd.(1)	1,417	106,417
NIKE, Inc., Class B	4,829	464,308
PVH Corp.	569	72,929
Ralph Lauren Corp.	419	77,582
Under Armour, Inc., Class A(1)	1,149	78,017
VF Corp.	2,381	178,337

		1,049,179
Tobacco – 1.4%
Altria Group, Inc.	13,675	673,767
Lorillard, Inc.	2,485	156,406
Philip Morris International, Inc.	10,750	875,588
Reynolds American, Inc.	2,127	136,702

		1,842,463
Toys – 0.1%
Hasbro, Inc.	792	43,552
Mattel, Inc.	2,344	72,535

		116,087
Transportation Miscellaneous – 0.5%
Expeditors International of Washington, Inc.	1,336	59,599
United Parcel Service, Inc., Class B	4,823	536,173

		595,772
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,016	76,088

		76,088
Utilities: Electrical – 2.8%
AES Corp.	4,539	62,502
Ameren Corp.	1,675	77,268
American Electric Power Co., Inc.	3,384	205,477
CMS Energy Corp.	1,898	65,956
Consolidated Edison, Inc.	2,022	133,472
Dominion Resources, Inc.	4,039	310,599
DTE Energy Co.	1,222	105,544
Duke Energy Corp.	4,893	408,761
Edison International	2,249	147,265
Entergy Corp.	1,240	108,475
Exelon Corp.	5,946	220,478
FirstEnergy Corp.	2,911	113,500
NextEra Energy, Inc.	3,012	320,146
Northeast Utilities	2,191	117,262
NRG Energy, Inc.	2,331	62,820
Pepco Holdings, Inc.	1,733	46,670
PG&E Corp.	3,287	175,000
Pinnacle West Capital Corp.	762	52,052
PPL Corp.	4,601	167,154
Public Service Enterprise Group, Inc.	3,492	144,604

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014	Shares	Value
Utilities: Electrical (continued)
SCANA Corp.	981	$59,252
TECO Energy, Inc.	1,623	33,255
The Southern Co.	6,225	305,710
Wisconsin Energy Corp.	1,557	82,116
Xcel Energy, Inc.	3,498	125,648

		3,650,986
Utilities: Gas Distributors – 0.3%
AGL Resources, Inc.	825	44,971
CenterPoint Energy, Inc.	2,967	69,517
NiSource, Inc.	2,177	92,348
Sempra Energy	1,596	177,730

		384,566
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	552	42,973

		42,973
Utilities: Telecommunications – 2.2%
AT&T, Inc.(2)	35,887	1,205,444
CenturyLink, Inc.	3,948	156,262
Frontier Communications Corp.	6,916	46,130
Level 3 Communications, Inc.(1)	1,929	95,254
Verizon Communications, Inc.	28,711	1,343,101
Windstream Holdings, Inc.	4,160	34,278

		2,880,469
Total Common Stocks (Cost $50,566,444)		126,219,280

December 31, 2014	Principal Amount	Value
U.S. Government Securities – 0.1%
U.S. Treasury Note 3.125% due 5/15/2019	$145,000	$154,572
Total U.S. Government Securities (Cost $143,480)		154,572

	Principal Amount	Value
Repurchase Agreements – 2.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $3,269,000, due 1/2/2015(3)	3,269,000	3,269,000
Total Repurchase Agreements (Cost $3,269,000)		3,269,000
Total Investments - 99.9% (Cost $53,978,924)		129,642,852
Other Assets, Net - 0.1%		80,520
Total Net Assets - 100.0%		$129,723,372

(1)	Non-income-producing security.
(2)	Securities are segregated to cover anticipated or existing derivative positions.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.75%	6/8/2018	$3,334,781

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	35	3/20/2015	$3,592	$40,833

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$126,219,280	$—	$—	$126,219,280
U.S. Government Securities	—	154,572	—	154,572
Repurchase Agreements	—	3,269,000	—	3,269,000
Other Financial Instruments:
Financial Futures Contracts	40,833	—	—	40,833
Total	$126,260,113	$3,423,572	$—	$129,683,685

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$129,642,852
Cash	1,081
Cash deposits with brokers	106,100
Dividends/interest receivable	169,346
Receivable for fund shares subscribed	5,334
Prepaid expenses	867

Total Assets	129,925,580

Liabilities
Payable for fund shares redeemed	113,579
Payable for variation margin	42,525
Payable to adviser	14,638
Accrued trustees’ fees	1,839
Accrued expenses/other liabilities	29,627

Total Liabilities	202,208

Total Net Assets	$129,723,372

Net Assets Consist of:
Paid-in capital	$72,060,678
Accumulated net realized loss from investments and futures contracts	(18,042,067)
Net unrealized appreciation on investments and futures contracts	75,704,761

Total Net Assets	$129,723,372

Investments, at Cost	$53,978,924

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	8,665,251
Net Asset Value Per Share	$14.97

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Dividends	$2,614,180
Interest	5,073
Withholding taxes on foreign dividends	(233)

Total Investment Income	2,619,020

Expenses
Investment advisory fees	326,055
Custodian fees	53,833
Professional fees	28,953
Shareholder reports	17,599
Administrative service fees	13,831
Trustees’ fees	7,650
Other expenses	29,138

Total Expenses	477,059

Less: Fee waiver/reimbursement by adviser	(111,878)

Total Expenses, Net	365,181

Net Investment Income	2,253,839

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	11,668,655
Net realized gain from futures contracts	281,968
Net change in unrealized appreciation/depreciation on investments	2,163,648
Net change in unrealized appreciation/depreciation on futures contracts	(6,156)

Net Gain on Investments and Futures Contracts	14,108,115

Net Increase in Net Assets Resulting from Operations	$16,361,954

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION – RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$2,253,839	$2,218,725
Net realized gain from investments and futures contracts	11,950,623	3,550,669
Net change in unrealized appreciation/depreciation on investments and futures contracts	2,157,492	28,328,968

Net Increase in Net Assets Resulting from Operations	16,361,954	34,098,362

Distributions to Shareholders
Net investment income	(2,238,303)	(2,226,860)

Total Distributions	(2,238,303)	(2,226,860)

Capital Share Transactions
Proceeds from sales of shares	6,803,590	10,401,653
Reinvestment of distributions	2,238,303	2,226,861
Cost of shares redeemed	(26,482,288)	(24,294,062)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,440,395)	(11,665,548)

Net Increase/(Decrease) in Net Assets	(3,316,744)	20,205,954

Net Assets
Beginning of year	133,040,116	112,834,162

End of year	$129,723,372	$133,040,116

Other Information:
Shares
Sold	478,413	863,111
Reinvested	149,419	169,472
Redeemed	(1,865,113)	(2,029,790)

Net Decrease	(1,237,281)	(997,207)

16	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$13.43	$0.24[3]	$1.56	$1.80	$(0.26)	$—	$(0.26)
Year Ended 12/31/13	10.35	0.23	3.08	3.31	(0.23)	—	(0.23)
Year Ended 12/31/12	9.12	0.20	1.23	1.43	(0.20)	—	(0.20)
Year Ended 12/31/11	9.12	0.17	—	0.17	(0.17)	—	(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$14.97	13.42%	$129,723	0.28%	0.37%	1.73%	1.64%	3%
13.43	32.01%	133,040	0.28%	0.36%	1.80%	1.72%	2%
10.35	15.68%	112,834	0.28%	0.41%	1.97%	1.84%	3%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2015, to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

Ordinary Income
2014	$2,236,424
2013	2,226,860

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(7,026)	$(15,536)	$22,562

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Fund utilized $11,251,538 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2014, were as follows:

Expiring	Amount
2017	$8,974,265
2018	2,431,713

Total	$11,405,978

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $60,574,178. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $69,788,146 and $(719,472), respectively, resulting in net unrealized appreciation of $69,068,674.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,239,243 and $23,203,771, respectively, for the year ended December 31, 2014.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2014.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$40,833
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2014.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$281,968
	Net change in unrealized appreciation/(depreciation) on futures contracts	(6,156)

The Fund held an average daily face value of $1,635,000 long position E-mini S&P 500 Futures Contracts for the year ended December 31, 2014.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One was filed in the U.S. Bankruptcy Court for the District of Delaware; the other was filed in Delaware Superior Court. Both have since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The action originally filed in Delaware Superior Court has been dismissed and is now on appeal to the Circuit Court of Appeals for the Second Circuit. In the action originally filed in the U.S. Bankruptcy Court, a global motion to dismiss all shareholder defendants (including the Fund) is pending. The plaintiffs seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the leveraged buyout transaction. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each lnvestment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds.

The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings

with the Securities and Exchange Commission for the

first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q is available on the Securities and

Exchange Commission’s website at http://www.sec.gov.

The Fund’s Form N-Q may be reviewed and copied at

the Commission’s Public Reference Room in

Washington, DC, and information on the operation of the

Public Reference Room may be obtained by calling

800-SEC-0330. This information is also available,

without charge, upon request, by calling toll-free

800-221-3253.

A description of the policies and procedures that the

Fund uses to determine how to vote proxies relating to

portfolio securities, and information regarding how the

Fund voted proxies relating to portfolio securities during

the most recent 12-month period ended June 30 will be

available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

RS VARIABLE

PRODUCTS TRUST

RS INTERNATIONAL VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS International VIP Series Commentary

Highlights

•	International equity markets, as represented by the MSCI EAFE Index (Gross)[1] (the “Index”), suffered heightened volatility and posted negative performance in the twelve-month period ended December 31, 2014, as commodity price shifts, geopolitical concerns, and weaker growth in China and Europe weighed on investor confidence.

•	RS International VIP Series (the “Fund”) returned -5.30% for the twelve-month period, underperforming the Index, which returned -4.48%. The Fund’s performance relative to the benchmark was dampened in particular by stock selection in the financials sector. Stock selection in Japan was the largest country detractor. Relative performance was aided by stock selection in industrials and energy, and by share price gains in a number of U.K.-based cyclical investments.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Geopolitical uncertainty, economic concerns, and the prospect of higher U.S. interest rates weighed on international equity market performance in 2014. International market performance also reflected events in the United States, where the U.S. Federal Reserve (“Fed”) responded to the improving domestic economic backdrop by ending its quantitative easing measures. While the Fed is not expected to raise the target federal funds rate until mid-2015, the prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar, especially relative to most world currencies.

Commodity market volatility also contributed to equity market turbulence. After edging higher through the first half of the year, oil prices declined sharply in the second half, as world demand failed to keep pace with rising production. Falling oil prices triggered even larger declines in energy stocks, while also creating uncertainty for commodity exporting markets worldwide. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports, and those that were positioned to benefit from lower energy prices and a stronger dollar.

In Europe, economic concerns contributed to declining performance in most equity markets. Eurozone inflation declined to a 0.1% rate in December, a five-year low and far short of the European Central Bank (ECB) target. The ECB responded to deflationary concerns with a surprise September 2014 interest rate cut and a package of new monetary stimulus measures that might include quantitative easing in early 2015. The weakest performing markets in the MSCI EAFE Index included Portugal, Austria, and Norway, a major oil exporter. U.K. shares also declined, and underperformed the broader Index. In November, the Bank of England once again reduced its growth and inflation forecasts, and indicated it would hold off from raising interest rates for the time being.

Economic uncertainty continued to weigh on Japanese shares. The Japanese economy sunk into recession in the third quarter, due in part to a contraction in consumer spending following an April increase in the country’s consumption tax. In October, the Bank of Japan surprised investors by ramping up its quantitative easing measures. Against this backdrop, the Japanese yen depreciated relative to the dollar as a reflection of divergent monetary policy.

Among developed Asia-Pacific markets, Hong Kong benefited from some improved investor sentiment toward China, where a fourth quarter interest rate cut and some easing of bank restrictions supported improved liquidity conditions.

Performance Update

The Fund returned -5.30% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -4.48%.

Portfolio Review

Stock selection in the materials sector proved detrimental to performance. In particular, declining oil prices created a challenging environment for Australian

3

RS INTERNATIONAL VIP SERIES

mining and petroleum company BHP Billiton Limited, the Fund’s largest detractor for the year.

Relative performance was also hindered by a number of Japanese investments, including Sumitomo Mitsui Financial Group, Inc. and Konica Minolta, Inc. The Fund remains underweight in Japan relative to the Index, given our caution over the country’s near-term economic prospects.

On a positive note, the Fund’s relative performance was supported by stock selection in the United Kingdom. Next plc, the second largest clothing retailer in the United Kingdom, delivered strong positive performance for the Fund, aided by its continued strong earnings growth trends.

The Fund also benefited from its investments in select Asian cyclical stocks. These included Zhuzhou CSR Times Electric Co., a supplier of advanced electric drive converter and control systems for mass transit networks. The stock’s performance was aided by healthy profit growth and improving investor sentiment toward China.

Relative performance was also assisted by stock selection in health care, where Novartis AG was the strongest positive contributor. Shares of Novartis jumped higher in the third quarter after the Swiss pharmaceuticals company announced positive clinical trial results for its candidate cardiovascular drug. We took profits in the company following the strong price move.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by geopolitical uncertainty, commodity markets volatility, weaker growth in China and Europe, less accommodative U.S. monetary policy, and a stronger U.S. dollar. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. Our focus remains on seeking to identify companies that are capitalizing on promising local trends within their home countries, and are consequently potentially less affected by global shifts in capital and demand. We also continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL VIP SERIES

Characteristics (unaudited)

Total Net Assets: $203,529,599

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.36%
Toyota Motor Corp.	Japan	2.90%
Novartis AG (Reg S)	Switzerland	2.60%
British American Tobacco PLC	United Kingdom	2.30%
Nestle S.A. (Reg S)	Switzerland	2.25%
Royal Dutch Shell PLC, Class A	United Kingdom	2.07%
Wolters Kluwer N.V.	Netherlands	1.92%
Reed Elsevier PLC	United Kingdom	1.74%
Smith & Nephew PLC	United Kingdom	1.64%
Daimler AG (Reg S)	Germany	1.62%
Total		22.40%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International VIP Series	2/8/91	-5.30%	10.41%	6.31%	5.84%	7.19%
MSCI EAFE Index (Gross)[1]		-4.48%	11.56%	5.81%	4.91%	5.94%

Since inception performance for the index is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International VIP Series and in the MSCI EAFE Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$922.40	$4.41	0.91%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2014	Shares	Value
Common Stocks – 95.9%
Australia – 5.5%
Australia & New Zealand Banking Group Ltd.	46,961	$1,221,922
BHP Billiton Ltd.	95,671	2,261,914
Commonwealth Bank of Australia	20,395	1,417,019
CSL Ltd.	33,787	2,373,391
Macquarie Group Ltd.	21,571	1,017,220
Westpac Banking Corp.	36,648	985,676
Woodside Petroleum Ltd.	60,243	1,863,154

		11,140,296
Belgium – 0.7%
Melexis N.V.	33,346	1,508,887

		1,508,887
Denmark – 3.3%
Coloplast A/S, Class B	25,320	2,118,890
Pandora A/S	30,310	2,456,840
Royal UNIBREW A/S(1)	12,831	2,249,314

		6,825,044
France – 5.6%
Cap Gemini S.A.	30,747	2,198,937
Cie Generale des Etablissements Michelin	21,239	1,917,174
Natixis S.A.	272,386	1,797,371
Orange S.A.	105,333	1,791,367
Pernod Ricard S.A.	16,825	1,869,891
Unibail-Rodamco SE	7,254	1,860,909

		11,435,649
Germany – 6.8%
Allianz SE (Reg S)	19,042	3,153,854
Bayer AG (Reg S)	21,634	2,948,895
Daimler AG (Reg S)	39,720	3,298,907
Drillisch AG	33,513	1,191,164
HeidelbergCement AG	32,625	2,302,668
SAP SE	12,470	870,760

		13,766,248
Hong Kong – 4.0%
BOC Hong Kong Holdings Ltd.	624,000	2,075,249
Cheung Kong Holdings Ltd.	119,000	1,995,930
Power Assets Holdings Ltd.	277,500	2,681,090
SmarTone Telecommunications Holdings Ltd.	783,757	1,311,767

		8,064,036
Italy – 1.0%
Enel S.p.A.	476,904	2,125,807

		2,125,807
Japan – 19.1%
Alps Electric Co. Ltd.	50,400	952,680
Asahi Kasei Corp.	274,000	2,499,544
Astellas Pharma, Inc.	183,000	2,547,745
Brother Industries Ltd.	113,300	2,053,828

December 31, 2014	Shares	Value
Japan (continued)
Central Japan Railway Co.	20,200	$3,027,500
Chubu Electric Power Co., Inc.(1)	91,900	1,079,919
Daito Trust Construction Co. Ltd.	17,400	1,973,817
Dowa Holdings Co. Ltd.	134,801	1,070,996
Fujitsu Ltd.	417,000	2,223,305
Hoya Corp.	68,200	2,306,852
Mitsubishi Electric Corp.	197,000	2,339,976
Mitsubishi UFJ Financial Group, Inc.	333,900	1,834,522
Nippon Telegraph & Telephone Corp.	17,400	888,837
Obic Co. Ltd.	47,100	1,528,380
Rohto Pharmaceutical Co. Ltd.	122,820	1,534,507
SoftBank Corp.	11,600	690,470
Sumitomo Mitsui Financial Group, Inc.	49,395	1,785,763
Toyota Motor Corp.	94,700	5,901,453
Tsuruha Holdings, Inc.	22,512	1,302,614
United Urban Investment Corp.	792	1,246,705

		38,789,413
Netherlands – 3.7%
Heineken N.V.	34,033	2,416,604
ING Groep N.V., CVA(1)	61,680	796,885
PostNL N.V.(1)	107,089	398,009
Wolters Kluwer N.V.	127,926	3,903,688

		7,515,186
New Zealand – 0.8%
Fisher & Paykel Healthcare Corp. Ltd.	335,416	1,632,558

		1,632,558
Norway – 0.7%
Statoil ASA	83,333	1,467,231

		1,467,231
People’s Republic of China – 1.7%
Alibaba Group Holding Ltd., ADR(1)	10,753	1,117,667
Zhuzhou CSR Times Electric Co. Ltd., H shares	389,000	2,259,863

		3,377,530
Singapore – 0.7%
DBS Group Holdings Ltd.	91,000	1,408,801

		1,408,801
Spain – 2.5%
Banco Santander S.A.	385,687	3,237,115
Ferrovial S.A.	92,293	1,824,463

		5,061,578
Sweden – 3.4%
Intrum Justitia AB	106,405	3,151,454
Skandinaviska Enskilda Banken AB, Class A	161,391	2,049,433
Swedbank AB, Class A	71,192	1,766,339

		6,967,226

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL VIP SERIES

December 31, 2014	Shares	Value
Switzerland – 14.0%
Actelion Ltd. (Reg S)(1)	21,539	$2,479,592
Bossard Holding AG, Class A (Reg S)(1)	11,807	1,290,786
Nestle S.A. (Reg S)	62,765	4,575,630
Novartis AG (Reg S)	57,022	5,288,419
Roche Holding AG	25,275	6,848,064
Swiss Life Holding AG (Reg S)(1)	7,239	1,710,950
Swisscom AG (Reg S)	6,283	3,296,924
U-Blox AG(1)	8,029	1,098,878
Zurich Insurance Group AG(1)	6,376	1,992,515

		28,581,758
United Kingdom – 22.4%
Aviva PLC	170,162	1,278,491
British American Tobacco PLC	86,409	4,682,585
BT Group PLC	401,976	2,500,315
Croda International PLC	34,652	1,430,241
Diageo PLC	77,731	2,226,765
Experian PLC	165,520	2,790,163
GlaxoSmithKline PLC	118,144	2,534,614
HSBC Holdings PLC	256,520	2,424,053
Lloyds Banking Group PLC(1)	532,017	625,790
National Grid PLC	141,103	2,002,151
Next PLC	18,558	1,968,204
Reed Elsevier PLC	207,890	3,551,173
Rio Tinto PLC	22,055	1,016,671
Royal Dutch Shell PLC, Class A	126,103	4,208,421
Royal Dutch Shell PLC, Class B	63,562	2,196,134
Sky PLC	90,055	1,256,837
Smith & Nephew PLC	184,794	3,332,305
The British Land Co. PLC	261,837	3,157,402
Vodafone Group PLC	703,646	2,412,539

		45,594,854
Total Common Stocks (Cost $193,317,892)		195,262,102

	Shares	Value
Exchange-Traded Funds – 3.0%
iShares MSCI EAFE ETF	49,575	3,016,143
Vanguard FTSE Developed Markets ETF	80,083	3,033,544

Total Exchange-Traded Funds (Cost $6,197,334)		6,049,687

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 1.1%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $2,157,000, due 1/2/2015(2)	$2,157,000	$2,157,000
Total Repurchase Agreements (Cost $2,157,000)		2,157,000
Total Investments – 100.0% (Cost $201,672,226)		203,468,789
Other Assets, Net – 0.0%		60,810
Total Net Assets – 100.0%		$203,529,599

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.625%	12/31/2019	$2,202,244

Legend:

ADR — American Depositary Receipt.

CVA — Certificaten Van Aandelen (Certificate of Shares).

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks:
Australia	$—	$11,140,296	*	$—	$11,140,296
Belgium	—	1,508,887	*	—	1,508,887
Denmark	—	6,825,044	*	—	6,825,044
France	—	11,435,649	*	—	11,435,649
Germany	—	13,766,248	*	—	13,766,248
Hong Kong	—	8,064,036	*	—	8,064,036
Italy	—	2,125,807	*	—	2,125,807
Japan	—	38,789,413	*	—	38,789,413
Netherlands	—	7,515,186	*	—	7,515,186
New Zealand	—	1,632,558	*	—	1,632,558
Norway	—	1,467,231	*	—	1,467,231
People’s Republic of China	3,377,530	—		—	3,377,530
Singapore	—	1,408,801	*	—	1,408,801
Spain	—	5,061,578	*	—	5,061,578
Sweden	—	6,967,226	*	—	6,967,226
Switzerland	—	28,581,758	*	—	28,581,758
United Kingdom	—	45,594,854	*	—	45,594,854
Exchange-Traded Funds	6,049,687	—		—	6,049,687
Repurchase Agreements	—	2,157,000		—	2,157,000
Total	$9,427,217	$194,041,572		$—	$203,468,789

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities
Balance as of 12/31/2013	$2,991,768
Change in unrealized appreciation/depreciation	(197,518)
Net realized gain	210,460
Purchases	—
Sales	(3,004,710)
Transfers into/out of Level 3	—
Balance as of 12/31/2014	$—

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$203,468,789
Cash	205
Foreign currency, at value	27,900
Foreign tax reclaims receivable	215,452
Dividends receivable	167,335
Receivable for fund shares subscribed	90,762
Prepaid expenses	1,518

Total Assets	203,971,961

Liabilities
Payable for fund shares redeemed	247,445
Payable to adviser	140,042
Accrued trustees’ fees	2,950
Accrued expenses/other liabilities	51,925

Total Liabilities	442,362

Total Net Assets	$203,529,599

Net Assets Consist of:
Paid-in capital	$205,728,197
Accumulated undistributed net investment income	(89,274)
Accumulated net realized loss from investments and foreign currency transactions	(3,879,528)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,770,204

Total Net Assets	$203,529,599

Investments, at Cost	$201,672,226

Foreign Currency, at Cost	$28,169

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	13,913,408
Net Asset Value Per Share	$14.63

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Dividends	$7,532,281
Interest	2,956
Withholding taxes on foreign dividends	(583,950)

Total Investment Income	6,951,287

Expenses
Investment advisory fees	1,766,187
Custodian fees	109,857
Professional fees	55,791
Shareholder reports	32,619
Administrative service fees	20,426
Trustees’ fees	12,801
Other expenses	24,947

Total Expenses	2,022,628

Net Investment Income	4,928,659

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	10,229,354
Net realized loss from foreign currency transactions	(594,032)
Net change in unrealized appreciation/depreciation on investments	(26,001,489)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(30,414)

Net Loss on Investments and Foreign Currency Transactions	(16,396,581)

Net Decrease in Net Assets Resulting from Operations	$(11,467,922)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$4,928,659	$3,269,237
Net realized gain from investments and foreign currency transactions	9,635,322	65,703,937
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(26,031,903)	(27,429,541)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,467,922)	41,543,633

Distributions to Shareholders
Net investment income	(4,431,347)	(3,046,975)
Net realized gain on investments	(17,184,765)	(59,915,299)

Total Distributions	(21,616,112)	(62,962,274)

Capital Share Transactions
Proceeds from sales of shares	12,355,603	8,435,805
Reinvestment of distributions	21,616,112	62,962,274
Cost of shares redeemed	(32,010,813)	(36,322,472)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,960,902	35,075,607

Net Increase/(Decrease) in Net Assets	(31,123,132)	13,656,966

Net Assets
Beginning of year	234,652,731	220,995,765

End of year	$203,529,599	$234,652,731

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(7,003)

Accumulated Undistributed Net Investment Income Included in Net Assets	$(89,274)	$—

Other Information:
Shares
Sold	729,093	394,071
Reinvested	1,467,489	3,779,248
Redeemed	(1,877,578)	(1,693,602)

Net Increase	319,004	2,479,717

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$17.26	$0.39	$(1.30)	$(0.91)	$(0.35)	$(1.37)	$(1.72)
Year Ended 12/31/13	19.88	0.33	3.44	3.77	(0.31)	(6.08)	(6.39)
Year Ended 12/31/12	16.99	0.23	2.88	3.11	(0.22)	—	(0.22)
Year Ended 12/31/11	19.68	0.27	(2.58)	(2.31)	(0.22)	(0.16)	(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$14.63	(5.30)%	$203,530	0.92%	0.92%	2.23%	2.23%	193%
17.26	20.11%	234,653	0.92%	0.92%	1.45%	1.45%	205%	[3]
19.88	18.35%	220,996	0.92%	0.92%	1.18%	1.18%	21%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.
[3]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of July 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS International VIP Series (formerly RS International Growth VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had one security classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2014, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$—	$(3,266,535)	$3,266,535	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$16,044,704	$5,571,408
2013	9,007,848	53,954,426

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(579,583)	$579,583

The tax basis of distributable earnings as of December 31, 2014, was as follows:

Undistributed Ordinary Income
$521,406

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund elected to defer net capital losses of $2,167,589.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $203,994,845. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $6,620,688 and $(7,146,744), respectively, resulting in net unrealized depreciation of $(526,056).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $419,095,293 and $431,213,001, respectively, for the year ended December 31, 2014.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon)

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$2,396,199	11	1.35%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2014, the total foreign taxes expected to be passed-through to shareholders were $534,794 on foreign source income of $7,386,144.

Under section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $5,571,408 as long-term capital gain distributions for the year ended December 31, 2014.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds.

The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS EMERGING MARKETS VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Emerging Markets VIP Series Commentary

Highlights

•	Emerging markets, as represented by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), suffered from downward pressure in 2014 against a backdrop of less accommodative U.S. monetary policy, weaker global economic growth, falling commodity prices, and heightened geopolitical tensions.

•	RS Emerging Markets VIP Series (the “Fund”) returned -3.71% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -1.82%. The Fund’s performance relative to the Index was hindered by stock selection, particularly in Russia. Stock selection in Asian financials aided relative performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Emerging market equities delivered volatile performance in 2014 as investors weighed improved liquidity conditions and signs of economic reform in key markets against concerns over a less accommodative U.S. Federal Reserve, slowing economic growth in China, and falling commodity prices. The Index gained ground in the first half of 2014, supported by improved investment flows, lower funding costs, and positive domestic developments in key markets, including India’s historic election of Prime Minister Narendra Modi, who is viewed to be supportive of economic reforms. Emerging market shares encountered heightened volatility in the third quarter, however, as weakening global economic growth, Russia’s conflict with Ukraine, unrest in the Middle East, and the widening Ebola outbreak dampened investor appetite for risk. Turbulence in the currency markets also contributed to share price volatility, as differences in central bank monetary policy across the globe and an investor flight to quality drove a sharp appreciation in the U.S. dollar, especially relative to currencies of Latin American countries and Russia.

Commodity markets were also volatile, as a slide in oil prices in the second half of the year triggered sharp declines in energy stocks. Against this backdrop, we saw a divergence in equity market performance between countries that were more dependent on commodity exports and those that were positioned to benefit from lower energy prices and a stronger U.S. dollar. In China, a net importer of oil, a surprise interest rate cut and an easing in bank capital requirements helped Chinese shares end the year on a strong note. By contrast, economic sanctions and falling oil prices drove Russian equity prices sharply lower, while Greek shares were overshadowed by uncertainty over upcoming elections that could influence the country’s adherence to European Union austerity guidelines. Despite the recent challenges, emerging market companies in general exhibited positive signs of improving earnings expectations and economic resiliency.

Against this backdrop, Turkey, China, the Philippines, and South Africa were among the strongest positive performers for the year, outperforming the broader Index. Russia, Greece, and Hungary were significant underperformers within the Index.

Performance Update

The Fund returned -3.71% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -1.82%.

Portfolio Review

The Fund’s performance relative to the Index was hampered by several individual Russian holdings. These included Sistema JSFC, a Russian conglomerate with interests in telecommunications services, microelectronics, and insurance, as well as Internet company Yandex NV, which operates the largest search engine in Russia. The Fund is currently underweight in Russia given our near-term uncertainty for its commodity and financial markets.

We liquidated our investment in Chinese property developer Agile Property Holdings Ltd. after its chairman became the target of a corruption investigation, news of which triggered a sharp decline in the share price. The stock was nonetheless a significant detractor from the Fund’s relative performance for the year.

3

RS EMERGING MARKETS VIP SERIES

On a positive note, the Fund’s performance relative to the Index was supported by a number of Asian financial services investments as investors welcomed news of fledging financial reforms in India and China. Top positive contributors included ICICI Bank Ltd., one of India’s largest financial services providers. Fund investments in India remain overweight relative to the Index, due to our positive assessment of the country’s improving economic fundamentals, reduced inflationary pressures, and policy reforms that in our view could set the stage for a revival in both investment spending and domestic consumption in India.

Relative performance was also aided by an investment in China’s CSR Corp. Ltd., one of the world’s largest manufacturers of train locomotives. CSR’s share price surged on news of the company’s merger with a former competitor, China CNR. The Fund maintains an overweight in Chinese shares given our view of improved liquidity conditions and reduced credit risk in the financial sector.

Taiwan-based technology company LARGAN Precision Co., Ltd. was another strong contributor to performance.

We believe that LARGAN is positioned for solid growth potential as consumers demand more smartphones and tablets embedded with the most advanced camera lens technology.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policies worldwide, we believe the case for investing in emerging markets remains intact. Funding costs are declining for most emerging market countries, and China and India continue with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar, and slower growth in China could contribute to downward volatility in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify those companies that we believe markets will reward over the long term: companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $62,781,832

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	3.32%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.31%
China Construction Bank Corp., H shares	People’s Republic of China	2.57%
Bank of China Ltd., H shares	People’s Republic of China	2.45%
China Mobile Ltd.	People’s Republic of China	2.24%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	2.05%
Itau Unibanco Holding S.A.	Brazil	1.65%
Banco Bradesco S.A.	Brazil	1.55%
Tencent Holdings Ltd.	People’s Republic of China	1.48%
PetroChina Co. Ltd., H shares	People’s Republic of China	1.47%
Total		22.09%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-3.71%	1.82%	-0.12%	8.94%	7.74%
MSCI Emerging Markets Index (Gross)[1]		-1.82%	4.41%	2.11%	8.78%	5.12%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

As of March 1, 2013, the fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$927.80	$6.71	1.38%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2014	Shares	Value
Common Stocks – 93.1%
Argentina – 0.6%
YPF S.A., ADR	14,293	$378,336

	378,336
Brazil – 4.1%
BB Seguridade Participacoes S.A.	36,100	435,619
Cia Paranaense de Energia, ADR	39,810	524,298
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	60,600	252,139
Estacio Participacoes S.A.	19,100	173,626
JBS S.A.	68,000	286,510
Petroleo Brasileiro S.A., ADR	34,938	255,047
Sao Martinho S.A.	20,300	276,832
Ser Educacional S.A.	24,100	268,271
Ultrapar Participacoes S.A., ADR	6,767	129,047

	2,601,389
Chile – 0.8%
Enersis S.A., ADR	31,831	510,251

	510,251
Hong Kong – 1.0%
China Animal Healthcare Ltd.	312,000	215,539
Sound Global Ltd.(1)	360,000	416,113

	631,652
India – 8.4%
Bank of Baroda	39,344	672,572
Bharat Petroleum Corp. Ltd.	29,483	300,514
HCL Technologies Ltd.	28,262	716,943
ICICI Bank Ltd., ADR	48,680	562,254
Idea Cellular Ltd.	166,627	403,640
Lupin Ltd.	25,310	572,241
Oil & Natural Gas Corp. Ltd.	50,111	269,395
Raymond Ltd.	33,699	267,457
Tata Motors Ltd., ADR	19,743	834,734
Yes Bank Ltd.	52,639	638,774

		5,238,524
Indonesia – 2.2%
PT Bank Negara Indonesia (Persero) Tbk	1,227,400	601,419
PT Gudang Garam Tbk	109,000	533,982
PT Telekomunikasi Indonesia (Persero) Tbk	980,500	225,347

		1,360,748
Malaysia – 1.4%
AirAsia Bhd	291,300	226,609
Tenaga Nasional Bhd	171,619	675,913

		902,522
Mexico – 5.3%
America Movil S.A.B. de C.V., ADR, Series L	25,887	574,174
Banregio Grupo Financiero S.A.B. de C.V.	36,500	183,789

December 31, 2014	Shares	Value
Mexico (continued)
Gruma S.A.B. de C.V., Class B	45,497	$486,525
Grupo Financiero Inbursa S.A.B. de C.V., Class O	187,200	485,581
Grupo Financiero Interacciones S.A. de C.V., Class O	21,900	148,422
Grupo Mexico S.A.B. de C.V., Series B	150,554	436,649
Grupo Televisa S.A.B., ADR	20,122	685,355
Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	29,000	349,681

	3,350,176
People’s Republic of China – 22.7%
Baidu, Inc., ADR(1)	2,547	580,640
Bank of China Ltd., H shares	2,740,000	1,537,877
China Construction Bank Corp., H shares	1,981,638	1,613,485
China Minsheng Banking Corp. Ltd., H shares	301,500	394,157
China Mobile Ltd.	119,758	1,405,795
China Unicom Hong Kong Ltd.	508,000	679,481
Chongqing Changan Automobile Co. Ltd., Class B	255,500	578,566
CSR Corp. Ltd., H shares	577,000	776,809
Datang International Power Generation Co. Ltd., H shares	840,000	453,553
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares(2)(3)	128,000	386,404
iKang Healthcare Group, Inc., ADR(1)	16,834	253,183
Jiangxi Copper Co. Ltd., H shares	217,000	369,268
New China Life Insurance Co. Ltd., H shares	180,100	904,866
PetroChina Co. Ltd., H shares	836,000	925,874
Ping An Insurance (Group) Co. of China Ltd., H shares	127,500	1,289,375
Shenzhen International Holdings Ltd.	406,000	592,003
Sinotrans Ltd., H shares	425,000	282,429
Tencent Holdings Ltd.	64,030	926,445
YY, Inc., ADR(1)	4,420	275,543

		14,225,753
Peru – 0.9%
Credicorp Ltd.	3,394	543,651

		543,651
Philippines – 1.3%
BDO Unibank, Inc.	184,030	450,187
Universal Robina Corp.	81,700	356,203

		806,390
Poland – 1.4%
Bank Zachodni WBK S.A.	4,033	425,281
Tauron Polska Energia S.A.	330,621	467,488

		892,769

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2014	Shares	Value
Qatar – 0.7%
Al Meera Consumer Goods Co.	8,566	$465,929

		465,929
Russia – 2.7%
Gazprom OAO, ADR	46,848	212,221
Lukoil OAO, ADR	13,493	517,457
MMC Norilsk Nickel OJSC, ADR	22,721	323,093
Sberbank of Russia, ADR	80,360	320,529
X5 Retail Group N.V., GDR (Reg S)(1)	27,093	330,535

		1,703,835
South Africa – 5.8%
Astral Foods Ltd.	31,945	482,996
Barclays Africa Group Ltd.	31,206	487,965
MMI Holdings Ltd.	175,221	454,527
Naspers Ltd., N shares	6,721	869,396
Sanlam Ltd.	87,897	528,901
Sasol Ltd.	8,896	332,024
Telkom S.A. SOC Ltd.(1)	78,894	474,180

		3,629,989
South Korea – 15.7%
BS Financial Group, Inc.	40,363	531,408
CJ CheilJedang Corp.	1,584	441,400
Daewoo Securities Co. Ltd.(1)	32,250	284,991
Hanssem Co. Ltd.	2,383	247,697
KB Financial Group, Inc.	22,011	719,628
KCC Corp.	817	385,177
Kia Motors Corp.	12,637	600,460
Korea Electric Power Corp.	13,158	507,017
LG Chem Ltd.	1,461	238,906
LG Display Co. Ltd.	24,937	756,323
POSCO, ADR	11,233	716,778
Samkee Automotive Co. Ltd.	61,974	228,588
Samsung C&T Corp.	11,402	636,807
Samsung Electronics Co. Ltd.	1,733	2,083,489
SK Hynix, Inc.	19,346	826,759
SK Telecom Co. Ltd.	1,122	274,433
Wonik IPS Co. Ltd.(1)	31,138	391,196

		9,871,057
Taiwan – 12.0%
AcBel Polytech, Inc.	350,000	386,696
Advantech Co. Ltd.	46,000	337,703
CTBC Financial Holding Co. Ltd.	585,676	378,902
Fubon Financial Holding Co. Ltd.	330,000	525,270
Hon Hai Precision Industry Co. Ltd.	107,920	298,022
Hota Industrial Manufacturing Co. Ltd.	195,000	341,488
Largan Precision Co. Ltd.	6,000	449,137
MPI Corp.	76,000	277,727
Namchow Chemical Industrial Co. Ltd.	165,000	287,035
Novatek Microelectronics Corp.	105,000	586,750
Pou Chen Corp.	199,000	239,966

December 31, 2014	Shares	Value
Taiwan (continued)
Primax Electronics Ltd.	341,000	$413,489
Taiwan Cement Corp.	340,000	464,801
Taiwan Mobile Co. Ltd.	143,000	472,177
Taiwan Semiconductor Manufacturing Co. Ltd.	471,259	2,076,118

		7,535,281
Thailand – 2.5%
GFPT PCL (Reg F)	688,000	369,231
Kasikornbank PCL (Reg F)	52,300	362,035
PTT Exploration & Production PCL (Reg F)	59,400	201,151
Thai Union Frozen Products PCL (Reg F)	235,300	643,228

		1,575,645
Turkey – 2.5%
Celebi Hava Servisi A.S.(1)	31,547	371,236
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D(1)	290,570	254,165
Turkiye Garanti Bankasi A.S.	137,645	552,939
Turkiye Sise ve Cam Fabrikalari A.S.	246,321	382,575

		1,560,915
United Arab Emirates – 1.1%
Air Arabia PJSC	1,085,907	437,161
First Gulf Bank PJSC	55,535	255,092

		692,253
Total Common Stocks (Cost $54,690,945)		58,477,065

	Shares	Value
Exchange-Traded Funds – 0.5%
CSOP FTSE China A50 ETF	158,000	282,803

Total Exchange-Traded Funds (Cost $195,488)		282,803

	Shares	Value
Preferred Stocks – 4.2%
Brazil – 4.2%
Banco Bradesco S.A.	73,567	970,303
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	5,445	200,539
Itau Unibanco Holding S.A.	79,634	1,036,542
Vale S.A.	55,632	401,754

		2,609,138
Total Preferred Stocks (Cost $2,979,427)		2,609,138

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $782,000, due 1/2/2015(4)	$782,000	$782,000
Total Repurchase Agreements (Cost $782,000)		782,000
Total Investments - 99.0% (Cost $58,647,860)		62,151,006
Other Assets, Net - 1.0%		630,826
Total Net Assets - 100.0%		$62,781,832

(1)	Non-income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	128,000	$437,269	$386,404	9/25/2014- 10/17/2014	0.62%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.625%	12/31/2019	$799,000

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks:
Argentina	$378,336	$—		$—	$378,336
Brazil	1,992,144	609,245	*	—	2,601,389
Chile	510,251	—		—	510,251
Hong Kong	—	631,652	*	—	631,652
India	1,396,988	3,841,536	*	—	5,238,524
Indonesia	—	1,360,748	*	—	1,360,748
Malaysia	226,609	675,913	*	—	902,522
Mexico	3,350,176	—		—	3,350,176
People’s Republic of China	2,464,741	11,374,608	*	386,404	14,225,753
Peru	543,651	—		—	543,651
Philippines	—	806,390	*	—	806,390
Poland	—	892,769	*	—	892,769
Qatar	—	465,929	*	—	465,929
Russia	1,479,093	224,742	*	—	1,703,835
South Africa	482,996	3,146,993	*	—	3,629,989
South Korea	716,778	9,154,279	*	—	9,871,057
Taiwan	—	7,535,281	*	—	7,535,281
Thailand	—	1,575,645	*	—	1,575,645
Turkey	—	1,560,915	*	—	1,560,915
United Arab Emirates	—	692,253	*	—	692,253
Exchange-Traded Funds	282,803	—		—	282,803
Preferred Stocks:
Brazil	2,207,384	401,754	*	—	2,609,138
Repurchase Agreements	—	782,000		—	782,000
Total	$16,031,950	$45,732,652		$386,404	$62,151,006

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities
Balance as of 12/31/2013	$—
Change in unrealized appreciation/depreciation	—
Net realized gain	—
Purchases	—
Sales	—
Transfers into/out of Level 3(1)	386,404
Balance as of 12/31/2014	$386,404

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to halt on trading in the relevant market.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input		Range of Unobservable Inputs
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	$386,404	Exchange Close Price Adjusted to Fair Value	Closing price from 12/2/2014	(2)	$3.02 per share

(2)	Last available exchange price. The company requested trading in their stock be halted on 12/3/2014 pending an announcement of a significant event.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$62,151,006
Cash	583
Foreign currency, at value	323,880
Receivable for investments sold	239,515
Dividends receivable	193,032
Receivable for fund shares subscribed	117,752
Foreign tax reclaims receivable	996
Prepaid expenses	465

Total Assets	63,027,229

Liabilities
Accrued foreign capital gains tax	126,870
Payable to adviser	53,600
Payable for fund shares redeemed	4,780
Accrued trustees’ fees	941
Payable for investments purchased	355
Accrued expenses/other liabilities	58,851

Total Liabilities	245,397

Total Net Assets	$62,781,832

Net Assets Consist of:
Paid-in capital	$59,949,908
Distributions in excess of net investment income	(180,489)
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(353,976)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	3,366,389

Total Net Assets	$62,781,832

Investments, at Cost	$58,647,860

Foreign Currency, at Cost	$333,585

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	4,545,738
Net Asset Value Per Share	$13.81

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Dividends	$1,810,811
Withholding taxes on foreign dividends	(205,845)

Total Investment Income	1,604,966

Expenses
Investment advisory fees	701,256
Custodian fees	138,190
Professional fees	60,924
Shareholder reports	17,684
Administrative service fees	6,455
Trustees’ fees	4,069
Other expenses	20,678

Total Expenses	949,256

Net Investment Income	655,710

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	1,412,009
Net realized loss from foreign currency transactions	(196,585)
Foreign capital gains taxes paid	(39,735)
Net change in unrealized appreciation/depreciation on investments	(4,169,130)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(8,280)
Net change in accrued foreign capital gains tax	(114,052)

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(3,115,773)

Net Decrease in Net Assets Resulting from Operations	$(2,460,063)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$655,710	$718,452
Net realized gain from investments, foreign currency transactions, foreign capital gains tax and contribution of adviser	1,175,689	10,699,209
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(4,291,462)	(14,912,067)

Net Decrease in Net Assets Resulting from Operations	(2,460,063)	(3,494,406)

Distributions to Shareholders
Net investment income	(684,590)	(183,938)
Net realized gain on investments	(1,202,347)	(10,853,666)

Total Distributions	(1,886,937)	(11,037,604)

Capital Share Transactions
Proceeds from sales of shares	7,244,865	6,337,428
Reinvestment of distributions	1,886,937	11,037,604
Cost of shares redeemed	(16,910,688)	(20,015,588)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,778,886)	(2,640,556)

Net Decrease in Net Assets	(12,125,886)	(17,172,566)

Net Assets
Beginning of year	74,907,718	92,080,284

End of year	$62,781,832	$74,907,718

Distributions in Excess of Net Investment Income Included in Net Assets	$(180,489)	$(27,723)

Other Information:
Shares
Sold	489,159	374,897
Reinvested	138,237	760,166
Redeemed	(1,145,353)	(1,180,291)

Net Decrease	(517,957)	(45,228)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$14.79	$0.14	$(0.70)	$(0.56)	$(0.15)	$(0.27)	$(0.42)
Year Ended 12/31/13	18.02	0.14	(0.94)	(0.80)	(0.04)	(2.51)	(2.55)
Year Ended 12/31/12	16.56	0.09	2.15	2.24	(0.13)	(0.65)	(0.78)
Year Ended 12/31/11	24.48	0.09	(5.30)	(5.21)	—	(2.71)	(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	(0.77)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Increase from Contribution by Adviser	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000’s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$—	$13.81	(3.71)%		$62,782	1.35%	1.35%	0.94%	0.94%	135%
0.12	14.79	(3.47)%	[3]	74,908	1.33%	1.33%	0.91%	0.91%	248%	[4]
—	18.02	13.59%		92,080	1.27%	1.27%	0.66%	0.66%	47%
—	16.56	(20.97)%		97,133	1.19%	1.19%	0.60%	0.60%	41%
—	24.48	19.13%		152,531	1.19%	1.19%	0.35%	0.35%	36%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Without the effect of the contribution by adviser, the total return would have been (4.00)%.

[4]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, RS Emerging Markets VIP Series held one security classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2014, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Preferred Stocks	$2,006,845	$—	$—	$(2,393,249)	$386,404	$—

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$684,590	$1,202,347
2013	456,444	10,581,160

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(123,886)	$123,886

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund elected to defer net capital losses of $140,143.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $59,042,182. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $6,878,877 and $(3,770,053), respectively, resulting in net unrealized appreciation of $3,108,824.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $93,111,659 and $102,769,713, respectively, for the year ended December 31, 2014.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$264,079	62	1.35%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of: RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2014, the total foreign taxes expected to be passed-through to shareholders were $175,594 on foreign source income of $1,810,811.

Under section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $1,202,347 as long-term capital gain distributions for the year ended December 31, 2014.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds.

The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS INVESTMENT QUALITY BOND VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	Improving economic growth and declining long-term interest rates contributed to positive performance in most fixed income sectors in 2014.

•	RS Investment Quality Bond VIP Series (the “Fund”) delivered a solid positive return for the twelve-month period ended December 31, 2014, but it underperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). Yield curve positioning detracted from relative performance, while the Fund’s commercial mortgage-backed securities (CMBS), corporate bonds, and underweight in Treasurys contributed.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Performance Update

The Fund returned 5.55% for the twelve-month period ended December 31, 2014, underperforming a 5.97% Index return.

Portfolio Review

Yield curve positioning and Agency pass-throughs were the main sources of the Fund’s underperformance. The Fund’s relative performance benefited from overweights in corporate bonds, CMBS, and non-Agency residential mortgage-backed securities (RMBS).

As investors sought greater stability and safety starting in the third quarter, more credit-sensitive sectors such as high yield underperformed, eroding some, but not all, of the Fund’s gains from corporate bonds.

The Fund’s investment selections during 2014 were guided by efforts to build liquidity and position the Fund to take advantage of any buying opportunities that may arise as markets prepare for potential interest rate increases.

We remain significantly invested in non-Treasury sectors. We continue to see potential for yield spread tightening in both investment grade and high yield corporate debt, despite recent pressures. The Fund also has maintained meaningful exposure to CMBS and non-Agency RMBS, as we believe that these sectors may benefit from the housing and real estate recovery and have become less risky. The Fund’s holdings in adjustable-rate non-Agency RMBS also may help to protect the Fund against the prospect of rising interest rates. In addition, the Fund continues to hold some floating rate loans, which offer credit seniority along with some interest-rate protection.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $802,377,208

Sector Allocation

Bond Quality Allocation[2]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.750	5/15/2023	4.13%
U.S. Treasury Bonds	3.625	2/15/2044	2.45%
U.S. Treasury Bonds	3.750	11/15/2043	1.72%
FNMA — Mortgage Pass Through	3.000	7/1/2043	1.39%
Verizon Communications, Inc.	6.550	9/15/2043	1.20%
Bank of America Corp.	5.700	1/24/2022	1.01%
CNH Equipment Trust	0.870	9/16/2019	0.99%
JPMorgan Chase Commercial Mortgage Securities Trust	5.440	6/12/2047	0.90%
U.S. Treasury Notes	2.125	9/30/2021	0.88%
Ally Master Owner Trust	1.440	2/15/2017	0.87%
Total			15.54%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	5.55%	3.37%	4.96%	4.89%	7.25%
Barclays U.S. Aggregate Bond Index[1]		5.97%	2.66%	4.45%	4.71%	7.58%	*

*	Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$1,011.50	$2.84	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Agency Mortgage-Backed Securities – 6.5%
FHLMC 4.00% due 1/1/2041(1)	$4,356,289	$4,649,209
7.00% due 9/1/2038	169,204	209,867
1534 Z 5.00% due 6/15/2023	265,566	284,497
3227 PR 5.50% due 9/15/2035(1)	3,731,905	3,922,565
FNMA 2.285% due 12/1/2036(2)	361,796	384,433
2.315% due 8/1/2046(2)	252,231	253,889
3.00% due 4/1/2043 - 7/1/2043	15,541,913	15,744,390
3.50% due 11/1/2042	29,158	30,439
4.00% due 9/1/2040 - 11/1/2040	6,160,598	6,583,432
4.50% due 12/1/2038 - 3/1/2044	8,898,098	9,663,363
5.00% due 4/1/2023 - 12/1/2039	4,286,507	4,734,754
5.50% due 1/1/2038 - 2/1/2039	2,615,387	2,922,511
6.00% due 8/1/2021	168,653	184,333
7.00% due 2/1/2032 - 6/1/2032	84,121	99,847
7.50% due 12/1/2029	101,940	118,167
8.00% due 1/1/2030 - 9/1/2030	44,073	52,407
2002-77 QG 5.50% due 12/25/2032	1,806,453	1,979,468
GNMA 6.00% due 10/15/2032 - 12/15/2033	280,100	323,972

Total Agency Mortgage-Backed Securities (Cost $49,947,022)		52,141,543

	Principal Amount	Value
Asset-Backed Securities – 4.7%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017(1)	7,000,000	7,006,846
Ameriquest Mortgage Securities, Inc. 2003-5 A6 5.041% due 4/25/2033(2)	476,766	485,670
Avis Budget Rental Car Funding AESOP LLC
2012-1A A 2.054% due 8/20/2016(1)(3)	3,600,000	3,620,045
2014-1A A 2.46% due 7/20/2020(3)	4,000,000	4,012,476
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019(1)	8,000,000	7,975,792
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(3)	6,473,875	6,786,906

December 31, 2014	Principal Amount	Value
Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019(1)	$5,550,000	$5,519,603
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020	2,300,000	2,286,076

Total Asset-Backed Securities (Cost $37,472,130)		37,693,414

	Principal Amount	Value
Senior Secured Loans – 6.4%
Building Materials – 0.4%
Generac Power Systems, Inc. Term Loan B 3.25% due 5/31/2020(2)	1,564,000	1,513,170
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	1,517,280	1,493,762

		3,006,932
Environmental – 0.5%
Granite Acquisition, Inc. Term Loan B 5.00% due 10/15/2021(2)	3,831,418	3,844,176
Term Loan C 5.00% due 10/15/2021(2)	168,582	169,144

		4,013,320
Food And Beverage – 0.6%
Big Heart Pet Brands New Term Loan 3.50% due 3/8/2020(2)	1,451,879	1,386,544
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(2)	3,770,000	3,728,643

		5,115,187
Gaming – 1.1%
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	3,939,699	3,828,914
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(2)	4,950,000	4,872,038

		8,700,952
Healthcare – 0.5%
Connolly Corp. 1st Lien Term Loan 5.00% due 5/14/2021(2)	3,989,975	3,945,088

		3,945,088
Leisure – 0.2%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	1,972,525	1,893,624

		1,893,624

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Pharmaceuticals – 1.3%
Amgen, Inc. Term Loan 1.255% due 9/18/2018(2)	$3,675,000	$3,663,534
RPI Finance Trust Term Loan B1 2.755% due 11/9/2016(2)	5,680,702	5,650,878
Term Loan B2 3.25% due 5/9/2018(2)	1,160,402	1,156,051

		10,470,463
Refining – 0.1%
Tesoro Corp. Delayed Draw Term Loan 2.42% due 5/30/2016(2)	1,272,000	1,265,640

		1,265,640
Restaurants – 0.5%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(2)	4,000,000	3,982,840

		3,982,840
Retailers – 0.5%
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50% due 9/26/2019(2)	3,989,924	3,908,690

		3,908,690
Wireless – 0.5%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(2)	3,940,167	3,871,214

		3,871,214
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(2)	1,477,387	1,457,693

		1,457,693
Total Senior Secured Loans (Cost $52,165,998)		51,631,643

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 16.2%
Banc of America Commercial Mortgage Trust 2006-1 A4 5.372% due 9/10/2045(1)(2)	3,800,000	3,895,958
2006-2 A4 5.728% due 5/10/2045(1)(2)	3,400,000	3,540,053
2008-1 A4 6.245% due 2/10/2051(2)	1,499,091	1,654,618
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 A4 5.152% due 9/10/2047(1)(2)	5,281,108	5,390,046

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust 2005-PW10 A4 5.405% due 12/11/2040(1)(2)	$3,048,392	$3,129,299
2005-PW10 AM 5.449% due 12/11/2040(1)(2)	3,466,000	3,578,149
2007-PW16 AM 5.707% due 6/11/2040(2)	5,350,000	5,831,051
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM 5.648% due 10/15/2048	5,785,000	6,180,810
Citigroup Commercial Mortgage Trust 2013-375P B 3.518% due 5/10/2035(1)(2)(3)	4,100,000	4,146,465
2014-388G B 1.211% due 6/15/2033(2)(3)	4,000,000	4,002,404
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.806% due 6/15/2038(2)	3,470,017	3,625,890
Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)(2)	2,100,000	2,143,247
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	5,800,000	6,662,124
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(1)(3)	4,500,000	5,074,393
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(3)	4,698,795	4,713,032
GE Capital Commercial Mortgage Corp. 2006-C1 A4 5.274% due 3/10/2044(1)(2)	6,786,253	6,953,962
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(2)	2,100,000	2,160,503
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	6,000,000	6,007,566
JPMorgan Chase Commercial Mortgage Securities Trust 2005-CB13 AM 5.284% due 1/12/2043(2)	5,400,000	5,551,205
2005-LDP3 A4A 4.936% due 8/15/2042(1)(2)	3,685,390	3,724,702
2005-LDP5 A4 5.236% due 12/15/2044(1)(2)	4,312,599	4,384,809
2006-LDP7 AM 5.865% due 4/15/2045(1)(2)	5,240,000	5,560,573
2007-CB18 A4 5.44% due 6/12/2047(1)	6,785,890	7,215,247

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.288% due 11/12/2037(1)(2)	$4,963,917	$5,058,148
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 A2 2.936% due 11/15/2046	6,000,000	6,176,202
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020(1)	2,190,000	2,248,699
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(3)	3,850,000	3,888,573
SBA Tower Trust 2.24% due 4/15/2043(3)	1,500,000	1,486,254
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.188% due 1/15/2041(1)(2)	521,011	520,910
2005-C18 A4 4.935% due 4/15/2042	940,108	940,951
2007-C33 AM 5.941% due 2/15/2051(2)	4,350,000	4,739,425

Total Commercial Mortgage-Backed Securities (Cost $132,110,666)		130,185,268

	Principal Amount	Value
Corporate Bonds – 44.9%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	500,000	671,979

		671,979
Automotive – 1.9%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020(1)	1,500,000	1,641,780
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	4,700,000	4,987,005
General Motors Financial Co., Inc. 2.625% due 7/10/2017	3,500,000	3,515,173
3.25% due 5/15/2018	3,500,000	3,504,375
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	1,500,000	1,558,632

		15,206,965
Banking – 15.0%
Ally Financial, Inc. 2.75% due 1/30/2017	3,000,000	2,990,640
Bank of America Corp. Sr. Nt. 2.00% due 1/11/2018	3,000,000	2,997,720

December 31, 2014	Principal Amount	Value
Banking (continued)
Sub. Nt. 4.25% due 10/22/2026	$3,600,000	$3,591,918
Sr. Nt. 5.70% due 1/24/2022(1)	7,000,000	8,109,059
BB&T Corp. Sub. Nt. 5.20% due 12/23/2015	2,300,000	2,391,733
Citigroup, Inc. Sr. Nt. 1.70% due 7/25/2016(1)	3,500,000	3,523,971
4.50% due 1/14/2022(1)	4,700,000	5,135,963
6.125% due 11/21/2017(1)	3,700,000	4,125,811
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95% due 11/9/2022(1)	2,100,000	2,139,121
Countrywide Financial Corp. Sub. Nt. 6.25% due 5/15/2016	4,000,000	4,245,368
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	2,200,000	2,467,762
Discover Bank/Greenwood DE Sub. Nt. 7.00% due 4/15/2020	2,350,000	2,769,576
Fifth Third Bank Sr. Nt. 1.15% due 11/18/2016(1)	5,000,000	4,990,415
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(1)	5,000,000	5,651,990
Huntington Bancshares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,805,295
Intesa Sanpaolo S.p.A. Sr. Nt. 3.875% due 1/16/2018	1,900,000	1,978,193
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023(1)	6,700,000	6,628,404
Sr. Nt. 3.45% due 3/1/2016	1,600,000	1,642,245
Sub. Nt. 5.15% due 10/1/2015	1,600,000	1,644,488
Lloyds Bank PLC 5.80% due 1/13/2020(3)	1,300,000	1,502,208
Macquarie Bank Ltd. Sr. Nt. 2.00% due 8/15/2016(1)(3)	4,000,000	4,048,716
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023	3,000,000	3,077,463
5.95% due 12/28/2017(1)	4,000,000	4,444,604
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(1)	4,000,000	4,643,580

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland Group PLC Sub. Nt. 5.05% due 1/8/2015	$5,000,000	$5,001,000
6.125% due 12/15/2022	2,600,000	2,829,856
Skandinaviska Enskilda Banken AB Sr. Nt. 1.75% due 3/19/2018(3)	5,250,000	5,223,272
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(1)(3)	2,700,000	2,605,605
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017	3,770,000	4,043,691
Sr. Nt. 5.75% due 1/24/2022(1)	2,750,000	3,181,164
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(1)	5,200,000	5,202,766
UBS AG/Stamford CT Sr. Nt. 4.875% due 8/4/2020(1)	2,600,000	2,891,632
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016(1)	2,700,000	2,870,929

		120,396,158
Brokerage – 0.4%
KKR Group Finance Co. LLC 6.375% due 9/29/2020(1)(3)	2,600,000	3,029,515

		3,029,515
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,453,024
Owens Corning 4.20% due 12/15/2022(1)	2,400,000	2,435,709

		3,888,733
Cable Satellite – 0.6%
Comcast Corp. 6.45% due 3/15/2037	2,000,000	2,660,840
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,183,098

		4,843,938
Chemicals – 1.2%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	3,200,000	3,258,163
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041(1)	1,300,000	1,564,844
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	554,162
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(1)	3,600,000	3,926,750

		9,303,919

December 31, 2014	Principal Amount	Value
Diversified Manufacturing – 0.1%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(3)	$750,000	$930,536

		930,536
Electric – 0.8%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035(1)	750,000	755,978
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,555,819
Nevada Power Co. 6.65% due 4/1/2036(1)	600,000	829,696
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	2,002,077
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,339,950

		6,483,520
Energy - Integrated – 0.6%
BP Capital Markets PLC 4.50% due 10/1/2020(1)	2,600,000	2,813,119
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,700,000	2,091,430

		4,904,549
Finance Companies – 1.6%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019(3)	2,900,000	2,871,000
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)(3)	3,000,000	3,002,250
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032(1)	1,000,000	1,365,882
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	3,800,000	3,866,500
4.875% due 4/1/2015	1,600,000	1,611,600

		12,717,232
Food And Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(1)	4,200,000	3,948,470
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,318,794

		5,267,264
Government Related – 1.4%
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	1,142,800	1,244,224
Petrobras International Finance Co., S.A. 5.875% due 3/1/2018	6,000,000	5,858,820

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Government Related (continued)
Petroleos Mexicanos 5.75% due 3/1/2018	$4,000,000	$4,320,000

		11,423,044
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	1,500,000	2,009,974

		2,009,974
Healthcare – 1.2%
Amsurg Corp. 5.625% due 11/30/2020	2,000,000	2,045,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	698,053
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,638,750
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	5,000,000	4,972,005

		9,353,808
Home Construction – 0.5%
Toll Brothers Finance Corp. 5.875% due 2/15/2022	3,500,000	3,736,250

		3,736,250
Independent Energy – 1.8%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(1)	4,000,000	4,277,520
Chesapeake Energy Corp. 7.25% due 12/15/2018	2,000,000	2,190,000
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	3,280,000	3,288,200
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	3,200,000	3,020,566
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,544,000

		14,320,286
Insurance - Life – 0.8%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,118,100
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	500,000	557,500
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,100,000	1,322,366
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(3)	800,000	839,305
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(3)	1,200,000	1,638,995

December 31, 2014	Principal Amount	Value
Insurance - Life (continued)
UnumProvident Finance Co. PLC 6.85% due 11/15/2015(3)	$563,000	$589,634

		6,065,900
Insurance: Property - Casualty – 0.8%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040(1)	1,500,000	1,919,501
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	3,100,000	3,117,707
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(2)(3)	1,600,000	1,685,872

		6,723,080
Media - Entertainment – 0.8%
Time Warner Cos., Inc. 7.57% due 2/1/2024	1,450,000	1,882,355
Time Warner, Inc. 5.875% due 11/15/2016	4,000,000	4,335,816

		6,218,171
Metals And Mining – 2.7%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019(1)	1,500,000	1,745,160
Anglo American Capital PLC 2.625% due 9/27/2017(3)	4,000,000	4,037,072
ArcelorMittal Sr. Nt. 4.25% due 8/5/2015	3,000,000	3,045,000
FMG Resources August 2006 Pty. Ltd. 8.25% due 11/1/2019(3)	3,000,000	2,730,000
Freeport-McMoRan, Inc. Sr. Nt. 3.55% due 3/1/2022	2,300,000	2,173,755
Steel Dynamics, Inc. 5.25% due 4/15/2023	1,750,000	1,776,250
Vale Overseas Ltd. 6.25% due 1/23/2017	5,600,000	5,973,016

		21,480,253
Midstream – 1.2%
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,682,768
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043(1)	2,000,000	1,979,254
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)(2)	1,600,000	1,718,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	3,900,000	4,233,559

		9,613,581

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Oil Field Services – 1.4%
Nabors Industries, Inc. 4.625% due 9/15/2021	$3,150,000	$2,959,557
Transocean, Inc. 2.50% due 10/15/2017	3,000,000	2,652,132
6.00% due 3/15/2018	3,550,000	3,414,596
Weatherford International Ltd. 5.125% due 9/15/2020	1,500,000	1,473,688
6.50% due 8/1/2036	1,200,000	1,099,385

		11,599,358
Packaging – 0.2%
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	1,500,000	1,522,500

		1,522,500
Paper – 0.8%
Georgia-Pacific LLC 5.40% due 11/1/2020(3)	2,675,000	3,010,011
Rock Tenn Co. 4.90% due 3/1/2022	3,200,000	3,437,405

		6,447,416
Pharmaceuticals – 0.8%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021(1)	6,150,000	6,781,304

		6,781,304
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	1,250,000	1,372,845

		1,372,845
Real Estate Investment Trusts – 0.9%
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,136,394
Equity Commonwealth Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,320,150
ProLogis LP 6.875% due 3/15/2020	541,000	635,461
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021(1)	3,100,000	3,372,230

		7,464,235
Technology – 1.0%
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(3)	2,830,000	2,978,575
Hewlett-Packard Co. Sr. Nt. 3.75% due 12/1/2020(1)	5,000,000	5,172,310

		8,150,885
Wireless – 1.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(1)	3,600,000	3,974,076

December 31, 2014	Principal Amount	Value
Wireless (continued)
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	$1,500,000	$1,513,394
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016	3,000,000	3,138,075
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037(1)	3,350,000	4,042,207

		12,667,752
Wirelines – 3.1%
AT&T, Inc. Sr. Nt. 2.30% due 3/11/2019(1)	6,000,000	5,993,706
6.30% due 1/15/2038(1)	2,200,000	2,661,842
Deutsche Telekom International Finance B.V. 8.75% due 6/15/2030(1)	850,000	1,255,584
Orange S.A. Sr. Nt. 9.00% due 3/1/2031	335,000	511,003
Telecom Italia Capital S.A. 5.25% due 10/1/2015	3,550,000	3,621,000
Verizon Communications, Inc.
Sr. Nt. 6.40% due 2/15/2038	1,250,000	1,542,324
6.55% due 9/15/2043(1)	7,500,000	9,608,617

		25,194,076
Total Corporate Bonds (Cost $347,754,410)		359,789,026

	Principal Amount	Value
Municipal Bonds – 1.1%
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038(1)	1,600,000	1,989,200
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,294,210
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,388,230
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	1,600,000	2,169,648

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Municipal Bonds (continued)
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	$1,500,000	$2,028,345

Total Municipal Bonds (Cost $6,865,892)		8,869,633

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 5.6%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(1)	2,470,147	2,607,304
Bear Stearns ALT-A Trust 2003-3 2A 2.594% due 10/25/2033(2)	2,929,669	2,947,048
Countrywide Alternative Loan Trust 2006-19CB A15 6.00% due 8/25/2036	1,000,572	870,942
Countrywide Home Loans Mortgage Pass-Through Trust
2002-19 1A1 6.25% due 11/25/2032	300,694	310,775
2003-11 A31 5.50% due 5/25/2033(1)	1,449,730	1,492,841
2003-J7 2A12 5.00% due 8/25/2033	1,262,820	1,307,965
2004-5 2A9 5.25% due 5/25/2034	885,795	916,743
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.41% due 6/25/2037(2)	4,743,569	3,949,657
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	1,111,328	1,150,629
Impac CMB Trust 2004-7 1A1 0.91% due 11/25/2034(2)	2,800,312	2,657,513
JPMorgan Mortgage Trust
2004-S2 1A3 4.75% due 11/25/2019	985,008	991,323
2005-A3 11A2
2.555% due 6/25/2035(1)(2)	4,208,883	4,225,365
Master Adjustable Rate Mortgages Trust 2004-13 3A1 2.639% due 11/21/2034(2)	2,765,697	2,798,233
Master Asset Securitization Trust
2003-10 3A7 5.50% due 11/25/2033	429,565	449,321
2003-5 2A1 5.00% due 6/25/2018	325,126	336,035

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Investors Trust 2005-A2 A2
2.472% due 2/25/2035(2)	$3,797,334	$3,788,331
Prime Mortgage Trust
2003-3 A9
5.50% due 1/25/2034(1)	1,827,452	1,825,743
2004-2 A3 5.25% due 11/25/2019	249,430	257,328
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	183,964	186,842
Residential Funding Mortgage Securities I 2005-S3 A1 4.75% due 3/25/2020	824,116	837,831
Structured Asset Securities Corp.
2004-20 7A1
5.25% due 11/25/2034	1,275,538	1,292,426
2004-21XS 2A6A
4.74% due 12/25/2034(2)	157,487	160,841
Wells Fargo Mortgage Backed Securities Trust
2004-6 A4 5.50% due 6/25/2034	1,136,607	1,192,118
2004-Y 3A1 2.594% due 11/25/2034(2)	3,471,316	3,502,096
2005-2 2A1 4.75% due 4/25/2020(1)	430,476	442,793
2005-AR12 2A6 2.621% due 6/25/2035(1)(2)	2,793,140	2,809,133
2006-1 A3 5.00% due 3/25/2021	883,092	901,996
2007-13 A7 6.00% due 9/25/2037	914,757	918,556

Total Non-Agency Mortgage-Backed Securities (Cost $45,066,358)		45,127,728

	Principal Amount	Value
U.S. Government Securities – 10.2%
U.S. Treasury Bonds
3.625% due 2/15/2044	16,700,000	19,652,510
3.75% due 11/15/2043	11,500,000	13,824,253
U.S. Treasury Notes
1.50% due 2/28/2019	4,000,000	4,002,812
1.75% due 5/15/2023	34,000,000	33,104,848
2.125% due 9/30/2021	7,000,000	7,078,750
2.375% due 8/15/2024	4,000,000	4,074,064

Total U.S. Government Securities (Cost $77,227,361)		81,737,237

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 2.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $16,029,000, due 1/2/2015(4)	$16,029,000	$16,029,000
Total Repurchase Agreements (Cost $16,029,000)		16,029,000
Total Investments - 97.6% (Cost $764,638,837)		783,204,492
Other Assets, Net - 2.4%		19,172,716
Total Net Assets - 100.0%		$802,377,208
(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2014.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $93,925,660, representing 11.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.26%	10/17/2022	$16,352,216

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation (Depreciation)
Purchased Futures Contracts
10 YR U.S. Treasury Notes	Goldman Sachs & Co.	120	3/31/2015	$15,216	$5,204
5 YR U.S. Treasury Notes	Goldman Sachs & Co.	285	3/31/2015	33,895	(55,060)
U.S. Long Bonds	Goldman Sachs & Co.	65	3/31/2015	9,397	196,314
U.S. Ultra Bonds	Goldman Sachs & Co.	74	3/31/2015	12,224	150,053
Total					$296,511

At December 31, 2014, the Fund had entered into the following open option contracts:

Number of Contracts	Written Put Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation
200	30 YR U.S. Treasury Note, strike @ $135	February 2015	$111,798	$(15,625)	$96,173

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$52,141,543	$—	$52,141,543
Asset-Backed Securities	—	37,693,414	—	37,693,414
Senior Secured Loans	—	51,631,643	—	51,631,643
Commercial Mortgage-Backed Securities	—	130,185,268	—	130,185,268
Corporate Bonds	—	359,789,026	—	359,789,026
Municipal Bonds	—	8,869,633	—	8,869,633
Non-Agency Mortgage-Backed Securities	—	45,127,728	—	45,127,728
U.S. Government Securities	—	81,737,237	—	81,737,237
Repurchase Agreements	—	16,029,000	—	16,029,000
Other Financial Instruments:
Financial Futures Contracts	296,511	—	—	296,511
Written Put Options	(15,625)	—	—	(15,625)
Total	$280,886	$783,204,492	$—	$783,485,378

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$783,204,492
Cash	37,991
Cash deposits with brokers	1,342,900
Receivable for investments sold	16,974,964
Dividends/interest receivable	5,651,378
Receivable for fund shares subscribed	157,390
Receivable for variation margin	114,500
Prepaid expenses	5,327

Total Assets	807,488,942

Liabilities
Payable for investments purchased	3,985,000
Payable for fund shares redeemed	670,711
Payable to adviser	340,553
Options written, at value	15,625
Accrued trustees’ fees	11,397
Accrued expenses/other liabilities	88,448

Total Liabilities	5,111,734

Total Net Assets	$802,377,208

Net Assets Consist of:
Paid-in capital	$782,875,909
Accumulated undistributed net investment income	67,128
Accumulated net realized gain from investments, futures contracts, swaps contracts and options written	475,832
Net unrealized appreciation on investments, futures contracts and options written	18,958,339

Total Net Assets	$802,377,208

Investments, at Cost	$764,638,837

Premiums Received for Options Written	$111,798

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	64,816,671
Net Asset Value Per Share	$12.38

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Interest	$28,157,224

Total Investment Income	28,157,224

Expenses
Investment advisory fees	4,033,526
Custodian fees	105,604
Professional fees	99,495
Shareholder reports	91,559
Administrative service fees	76,271
Trustees’ fees	46,903
Insurance expense	23,109
Other expenses	31,596

Total Expenses	4,508,063

Net Investment Income	23,649,161

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts, Options Written, Swaps Contracts and Swaps Contract
Net realized gain from investments	3,199,623
Net realized gain from futures contracts	3,398,773
Net realized loss from swaps contracts	(2,127)
Net realized gain from options written	93,296
Net change in unrealized appreciation/depreciation on investments	11,491,041
Net change in unrealized appreciation/depreciation on futures contracts	1,314,331
Net change in unrealized appreciation/depreciation on options written	81,735

Net Gain on Investments, Futures Contracts, Options Written, Swaps Contracts	19,576,672

Net Increase in Net Assets Resulting from Operations	$43,225,833

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$23,649,161	$21,248,227
Net realized gain from investments, futures contracts, swaps contracts and options written	6,689,565	2,253,966
Net change in unrealized appreciation/depreciation on investments, futures contracts and options written	12,887,107	(35,552,101)

Net Increase/(Decrease) in Net Assets Resulting from Operations	43,225,833	(12,049,908)

Distributions to Shareholders
Net investment income	(23,582,033)	(21,298,162)
Net realized gain on investments	(6,092,756)	(3,569,737)

Total Distributions	(29,674,789)	(24,867,899)

Capital Share Transactions
Proceeds from sales of shares	57,351,427	137,178,642
Reinvestment of distributions	29,674,789	24,867,898
Cost of shares redeemed	(92,926,748)	(91,203,427)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,900,532)	70,843,113

Net Increase in Net Assets	7,650,512	33,925,306

Net Assets
Beginning of year	794,726,696	760,801,390

End of year	$802,377,208	$794,726,696

Accumulated Undistributed Net Investment Income Included in Net Assets	$67,128	$—

Other Information:
Shares
Sold	4,550,063	10,886,522
Reinvested	2,406,714	2,038,352
Redeemed	(7,368,341)	(7,249,827)

Net Increase/(Decrease)	(411,564)	5,675,047

18	The accompanying notes are an integral part of these financial statements.

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19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$12.18	$0.38	$0.30	$0.68	$(0.38)	$(0.10)	$(0.48)
Year Ended 12/31/13	12.78	0.34	(0.54)	(0.20)	(0.34)	(0.06)	(0.40)
Year Ended 12/31/12	12.57	0.38	0.42	0.80	(0.38)	(0.21)	(0.59)
Year Ended 12/31/11	12.32	0.49	0.38	0.87	(0.49)	(0.13)	(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.38	5.55%	$802,377	0.56%	0.56%	2.93%	2.93%	47%
12.18	(1.63)%	794,727	0.56%	0.56%	2.72%	2.72%	199%
12.78	6.37%	760,801	0.56%	0.56%	2.97%	2.97%	135%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices.

Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

For the year ended December 31, 2014, the Fund entered into credit default swaps primarily for the asset allocation and risk exposure management.

There were no credit default swaps held as of December 31, 2014.

f. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. In writing options, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a percentage of the value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value.

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$26,731,731	$2,943,058
2013	21,369,353	3,498,546

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2014 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$815,678	$456,261

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $764,975,132. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $26,330,802 and $(8,101,442), respectively, resulting in net unrealized appreciation of $18,229,360.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$147,392,147	$239,832,958
Sales	136,492,710	233,434,528

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2014.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$296,511
Written Put Option Contracts	Written options, at value	(15,625)
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2014.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$3,398,773

	Net change in unrealized appreciation/(depreciation) on futures contracts	1,314,331
Swap Contracts	Net realized loss from swap contracts	(2,127)

	Net change in unrealized appreciation/(depreciation) on swap contracts	—
Option Contracts	Net realized gain from written options	93,296

	Net change in unrealized appreciation/(depreciation) on written options	81,735

Transactions in written options for the year ended December 31, 2014:

	Contracts	Premiums
Options outstanding, December 31, 2013	160	$96,938
Written options	1,120	510,202
Options terminated in closing transactions	(780)	(326,709)
Options exercised	—	—
Options expired	(300)	(168,633)
Options outstanding, December 31, 2014	200	111,798

The Fund held an average daily face value of $44,760,000 in long position futures contracts, an average daily face value of $(14,805,479) in short position futures contracts, an average daily notional value of $32,877 in swap contracts, and an average daily face value of $10,644 in written option contracts for the year ended December 31, 2014.

The Fund used exchange-traded U.S. Treasury futures and options on U.S. Treasury futures to generate income and manage interest rate exposure. The Fund entered into credit default swaps primarily for the asset allocation and risk exposure management.

The Fund has entered into ISDA Master Agreements (“ISDA Agreements”) with various counterparties, which govern derivatives transactions (the “Transactions”). An ISDA Agreement is a single contract with a counterparty that permits multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

“Early Termination Date”) under such contract upon the occurrence of certain events of default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement are terminated and a net settlement amount is calculated. In addition, the Fund receives and posts cash and securities collateral under the ISDA Agreements, subject to the terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that has been posted to it and apply the proceeds to the calculation of the net settlement amount. As of December 31, 2014, no derivative assets or liabilities are available for offset.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after sale.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the

27

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Investment Quality Bond VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

29

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $2,943,058 as long-term capital gain distributions for the year ended December 31, 2014.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the

RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

36

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

37

RS VARIABLE

PRODUCTS TRUST

RS LOW DURATION BOND VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Low Duration Bond VIP Series Commentary

Highlights

•	Improving economic growth and declining long-term interest rates contributed to positive performance in most fixed income sectors in 2014. Shorter-term interest rates remained relatively stable, and the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) ended the period with a modest gain.

•	RS Low Duration Bond VIP Series (the “Fund”) delivered positive performance while also outperforming the Index, due primarily to investments in credit-sensitive securities not held in the Index. Exposure to energy-related high yield bonds proved detrimental to relative performance later in the year.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Performance Update

The Fund returned 0.92% for the twelve-month period ended December 31, 2014, outperforming a 0.64% Index return.

Portfolio Review

The Fund’s relative performance benefited from an overweight in corporate bonds, CMBS, and non-Agency residential mortgage-backed securities (RMBS), which are not included in the Index. Yield curve positioning also had a positive impact on performance, as the Fund was underweight in 2-year maturities that underperformed during the period. Holdings in Agency collateralized mortgage obligations (CMOs), which are not included in the Index, detracted from relative performance.

As investors sought greater stability and safety starting in the third quarter, more credit-sensitive sectors such as high yield underperformed, and the Fund’s performance was hindered by its weighting in high yield corporate bonds.

Changes to the Fund’s positioning were guided by efforts to build liquidity and position the Fund to take advantage of any buying opportunities that may arise as markets prepare for potential interest rate increases. In the third quarter we expanded holdings in both CMBS and Treasury securities. We funded these increases through reductions in asset-backed securities and corporate bonds, including high yield bonds.

Despite the increase in the Fund’s Treasury holdings, we remain significantly underweight in Treasurys, with a significant portion of our investments in non-Treasury sectors that are not included in the Index. We continue to see potential for yield spread tightening in both investment grade and high yield corporate debt, despite recent pressures. The Fund also has maintained meaningful exposure to CMBS and non-Agency RMBS, as we believe that these sectors may benefit from the housing and real estate recovery and have become less risky. The Fund’s holdings in adjustable-rate non-Agency RMBS also may help to protect the Fund against the

3

RS LOW DURATION BOND VIP SERIES

prospect of rising interest rates. In addition, the Fund continues to hold some floating rate loans, which offer credit seniority along with some interest-rate protection.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $265,513,973

Sector Allocation

Bond Quality Allocation[2]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.000	9/15/2017	3.86%
U.S. Treasury Notes	0.625	12/15/2016	3.05%
U.S. Treasury Notes	0.750	1/15/2017	2.34%
U.S. Treasury Notes	0.500	11/30/2016	1.95%
U.S. Treasury Notes	0.875	7/15/2017	1.79%
U.S. Treasury Notes	0.250	7/31/2015	1.55%
LB UBS Commercial Mortgage Trust	5.413	9/15/2039	1.44%
U.S. Treasury Notes	0.625	4/30/2018	1.43%
U.S. Treasury Notes	0.375	3/31/2016	1.15%
U.S. Treasury Notes	1.000	3/31/2017	1.06%
Total			19.62%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	0.92%	1.43%	2.15%	3.14%	2.93%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.64%	0.51%	1.09%	2.62%	2.51%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$998.60	$2.77	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Agency Mortgage-Backed Securities – 0.0%
FHLMC 1534 Z 5.00% due 6/15/2023	$36,260	$38,845
20 H 5.50% due 10/25/2023	19,758	21,492
7.00% due 9/1/2038	14,392	17,850
FNMA 2.315% due 8/1/2046(1)	18,933	19,057

Total Agency Mortgage-Backed Securities (Cost $90,231)		97,244

	Principal Amount	Value
Asset-Backed Securities – 8.9%
Ally Auto Receivables Trust 2012-5 A4 0.85% due 1/16/2018	835,000	833,513
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017(2)	1,675,000	1,676,638
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(2)	1,500,000	1,501,147
2013-1 A 0.581% due 2/16/2021(1)	1,800,000	1,807,331
Ameriquest Mortgage Securities, Inc. 2003-5 A6 5.041% due 4/25/2033(1)	43,717	44,534
Avis Budget Rental Car Funding AESOP LLC 2013-1A A 1.92% due 9/20/2019(3)	1,500,000	1,484,358
2014-1A A 2.46% due 7/20/2020(3)	1,250,000	1,253,899
Barclays Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	800,000	799,601
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016	500,000	500,238
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017(2)	700,000	700,599
2013-3 A1B 0.595% due 11/20/2015(1)(2)	605,930	605,976
CNH Equipment Trust 2014-B A4 1.61% due 5/17/2021	1,000,000	994,609
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	540,356	540,579
Ford Credit Auto Lease Trust 2014-B A3 0.89% due 9/15/2017	900,000	898,694

December 31, 2014	Principal Amount	Value
Asset-Backed Securities (continued)
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	$625,472	$625,730
Honda Auto Receivables Owner Trust 2012-4 A4 0.66% due 12/18/2018	1,800,000	1,800,110
Hyundai Auto Lease Securitization Trust 2014-B A4 1.26% due 9/17/2018(3)	900,000	899,118
Kubota Credit Owner Trust 2014-1A A3 1.16% due 5/15/2018(3)	1,100,000	1,096,798
Mercedes-Benz Auto Lease Trust 2013-B A4 0.76% due 7/15/2019	500,000	500,016
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(3)	1,400,000	1,399,955
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017	1,437,201	1,437,385
Residential Asset Mortgage Products Trust 2002-RS4 AI5 6.163% due 8/25/2032(1)	20,695	19,615
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(2)	2,215,000	2,201,590
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(3)	31,035	31,056

Total Asset-Backed Securities (Cost $23,675,586)		23,653,089

	Principal Amount	Value
Senior Secured Loans – 5.8%
Building Materials – 0.5%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(1)	740,625	716,325
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(1)	538,847	530,495

		1,246,820
Consumer Products – 0.4%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(1)	977,143	954,141

		954,141

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Food And Beverage – 0.4%
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(1)	$1,131,000	$1,118,593

		1,118,593
Gaming – 1.1%
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(1)	840,750	823,279
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	1,132,663	1,100,813
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(1)	990,000	974,408

		2,898,500
Healthcare – 0.6%
DaVita HealthCare Partners, Inc. Term Loan B 3.50% due 6/24/2021(1)	497,500	491,396
Fresenius SE & Co. KGaA USD Term Loan B 2.17% due 8/7/2019(1)	987,500	982,256

		1,473,652
Leisure – 0.6%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(1)	866,176	846,687
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	740,625	711,000

		1,557,687
Lodging – 0.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.50% due 10/26/2020(1)	164,474	162,349

		162,349
Media - Entertainment – 0.2%
Tribune Co. 2013 Term Loan 4.00% due 12/27/2020(1)	461,057	453,279

		453,279
Pharmaceuticals – 1.3%
Amgen, Inc. Term Loan 1.255% due 9/18/2018(1)	875,000	872,270
Quintiles Transnational Corp. Term Loan B3 3.75% due 6/8/2018(1)	739,027	729,176
RPI Finance Trust Term Loan A 2.255% due 8/9/2016(1)	261,706	260,235
Term Loan B2 3.25% due 5/9/2018(1)	1,547,203	1,541,401

		3,403,082

December 31, 2014	Principal Amount	Value
Refining – 0.1%
Tesoro Corp. Delayed Draw Term Loan 2.42% due 5/30/2016(1)	$397,500	$395,512

		395,512
Wireless – 0.4%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(1)	1,223,930	1,202,511

		1,202,511
Wirelines – 0.1%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(1)	393,970	388,718

		388,718
Total Senior Secured Loans (Cost $15,504,794)		15,254,844

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 22.5%
American Tower Trust I 13 1A 1.551% due 3/15/2043(2)(3)	1,000,000	988,160
Banc of America Commercial Mortgage Trust 2006-1 A4 5.372% due 9/10/2045(1)	2,000,000	2,050,504
2006-1 AM 5.421% due 9/10/2045(1)	500,000	519,450
2007-3 AM 5.547% due 6/10/2049(1)	950,000	1,025,878
2008-1 A4 6.245% due 2/10/2051(1)	1,665,657	1,838,464
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-4 A5B 4.997% due 7/10/2045(1)(2)	2,000,000	2,035,760
2005-5 A4 5.115% due 10/10/2045(1)	1,864,151	1,895,594
2005-6 A4 5.152% due 9/10/2047(1)(2)	1,106,301	1,129,122
Bear Stearns Commercial Mortgage Securities Trust 2005-PW10 A4 5.405% due 12/11/2040(1)	1,322,194	1,357,286
2006-T24 AM 5.568% due 10/12/2041(1)	1,700,000	1,806,726
2007-PW16 AM 5.707% due 6/11/2040(1)	900,000	980,924
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	1,000,000	1,058,923
2014-388G B 1.211% due 6/15/2033(1)(3)	1,200,000	1,200,721

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD2 AM 5.346% due 1/15/2046(1)	$1,000,000	$1,040,282
2006-CD3 A5 5.617% due 10/15/2048	1,908,326	2,005,733
2006-CD3 AM 5.648% due 10/15/2048	1,350,000	1,442,367
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.806% due 6/15/2038(1)	1,540,875	1,610,091
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(2)(3)	350,000	354,194
GE Capital Commercial Mortgage Corp. 2006-C1 A4 5.274% due 3/10/2044(1)	480,613	492,490
GS Mortgage Securities Trust 2006-GG8 AM 5.591% due 11/10/2039	1,525,000	1,623,918
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	2,000,000	2,002,522
JPMorgan Chase Commercial Mortgage Securities Trust 2005-CB13 AM 5.284% due 1/12/2043(1)	1,500,000	1,542,002
2005-LDP5 A4 5.236% due 12/15/2044(1)	1,512,389	1,537,712
2005-LDP5 AM 5.278% due 12/15/2044(1)	855,000	882,340
2006-LDP7 AM 5.865% due 4/15/2045(1)	1,350,000	1,432,590
2007-CB18 A4 5.44% due 6/12/2047	1,878,280	1,997,123
LB UBS Commercial Mortgage Trust 2006-C1 AM 5.217% due 2/15/2031(1)	320,000	331,423
2006-C6 AM 5.413% due 9/15/2039	3,600,000	3,822,959
ML-CFC Commercial Mortgage Trust 2006-1 AM 5.517% due 2/12/2039(1)	610,000	635,283
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 A2 2.936% due 11/15/2046	1,500,000	1,544,051
2013-C8 A2 1.689% due 12/15/2048	1,500,000	1,491,144
Morgan Stanley Capital I Trust 2006-HQ8 A4 5.412% due 3/12/2044(1)	1,891,554	1,939,032
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	1,900,000	1,893,918

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020	$1,100,000	$1,129,483
SBA Tower Trust 2.24% due 4/15/2043(3)	2,000,000	1,981,672
2.933% due 12/15/2042(3)	500,000	506,388
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.188% due 1/15/2041(1)	104,527	104,507
2005-C18 AJ2 5.022% due 4/15/2042(1)	1,000,000	1,010,052
2005-C22 A4 5.269% due 12/15/2044(1)	1,688,630	1,724,680
2006-C28 AM 5.603% due 10/15/2048(1)	1,000,000	1,065,338
2006-C29 A4 5.308% due 11/15/2048	2,194,706	2,325,798
2007-C33 AM 5.941% due 2/15/2051(1)	2,250,000	2,451,427

Total Commercial Mortgage-Backed Securities (Cost $61,783,561)		59,808,031

	Principal Amount	Value
Corporate Bonds – 32.0%
Aerospace & Defense – 0.5%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(2)(3)	750,000	757,500
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	500,000	505,002

		1,262,502
Automotive – 1.0%
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016(2)	600,000	602,124
2.75% due 5/15/2015(2)	1,000,000	1,006,691
General Motors Financial Co., Inc. 3.25% due 5/15/2018(2)	1,000,000	1,001,250

		2,610,065
Banking – 8.0%
Ally Financial, Inc. 2.75% due 1/30/2017(2)	600,000	598,128
3.125% due 1/15/2016(2)	400,000	401,000
Amsouth Bank/Birmingham AL Sub. Nt. Series AI 5.20% due 4/1/2015(2)	350,000	353,500
Bank of America Corp. Sr. Nt. 1.70% due 8/25/2017	1,000,000	1,000,227
4.50% due 4/1/2015(2)	750,000	757,047
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(2)(3)	700,000	769,938

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Banking (continued)
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015(2)	$1,000,000	$999,048
Citigroup, Inc. Sr. Nt. 1.85% due 11/24/2017	500,000	499,426
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(2)(3)	500,000	502,469
HSBC U.S.A., Inc. Sr. Nt. 1.625% due 1/16/2018(2)	500,000	498,075
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016(2)	1,300,000	1,320,546
JPMorgan Chase & Co. Sr. Nt. 1.10% due 10/15/2015(2)	500,000	500,899
Lloyds Bank PLC 4.20% due 3/28/2017(2)	500,000	528,789
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(2)(3)	750,000	761,860
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	1,000,000	1,005,424
3.45% due 11/2/2015	500,000	509,756
National Bank of Canada 1.50% due 6/26/2015(2)	500,000	501,781
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018	500,000	580,447
Royal Bank of Scotland Group PLC Sr. Nt. 1.875% due 3/31/2017	750,000	749,406
2.55% due 9/18/2015	1,250,000	1,262,515
Societe Generale S.A. 2.75% due 10/12/2017	500,000	512,242
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(3)	500,000	504,771
Sumitomo Mitsui Banking Corp. 1.35% due 7/18/2015	500,000	502,338
Sr. Nt. 1.90% due 1/12/2015(3)	500,000	500,120
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	800,000	825,118
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015(2)	300,000	300,098
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015(2)	1,750,000	1,764,208
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016(2)	1,000,000	995,873

December 31, 2014	Principal Amount	Value
Banking (continued)
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	$1,000,000	$1,023,873
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	100,000	106,331

		21,135,253
Brokerage – 0.7%
Jefferies Group LLC Sr. Nt. 3.875% due 11/9/2015(2)	900,000	919,018
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016(2)	1,000,000	1,008,067

		1,927,085
Building Materials – 0.2%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018(2)	500,000	566,820

		566,820
Cable Satellite – 0.3%
Time Warner Cable, Inc. 5.85% due 5/1/2017	750,000	818,662

		818,662
Chemicals – 0.1%
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016(2)	300,000	301,500

		301,500
Construction Machinery – 0.4%
CNH Industrial Capital LLC 3.25% due 2/1/2017(2)	500,000	492,500
3.875% due 11/1/2015(2)	500,000	502,500

		995,000
Consumer Cyclical Services – 0.4%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017(2)	1,000,000	967,500

		967,500
Diversified Manufacturing – 0.4%
Eaton Corp. 0.95% due 11/2/2015(2)	400,000	400,354
Pentair Finance S.A. 1.35% due 12/1/2015	250,000	250,411
1.875% due 9/15/2017	500,000	499,396

		1,150,161
Electric – 1.3%
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017(2)	300,000	300,077
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017(2)	500,000	558,906

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Electric (continued)
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	$35,000	$36,925
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018(2)	1,100,000	1,108,502
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	250,000	248,750
The Dayton Power & Light Co. 1.875% due 9/15/2016	1,200,000	1,213,258

		3,466,418
Finance Companies – 2.3%
AerCap Ireland Capital Ltd. 2.75% due 5/15/2017(3)	1,600,000	1,568,000
Air Lease Corp. Sr. Nt. 2.125% due 1/15/2018	1,500,000	1,473,750
CIT Group, Inc. Sr. Nt. 4.25% due 8/15/2017	1,500,000	1,530,000
4.75% due 2/15/2015(2)(3)	1,000,000	1,000,750
International Lease Finance Corp. Sr. Nt. 2.191% due 6/15/2016(1)(2)	500,000	499,375

		6,071,875
Financial - Other – 0.1%
Icahn Enterprises LP 3.50% due 3/15/2017	300,000	300,000

		300,000
Food and Beverage – 0.8%
ConAgra Foods, Inc. Sr. Nt. 1.30% due 1/25/2016(2)	1,000,000	999,827
Pernod Ricard S.A. Sr. Nt. 2.95% due 1/15/2017(3)	700,000	716,202
SABMiller Holdings, Inc. 1.85% due 1/15/2015(3)	500,000	500,193

		2,216,222
Government Related – 1.3%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	500,000	502,534
CNOOC Nexen Finance 2014 ULC 1.625% due 4/30/2017	1,500,000	1,492,675
Petrobras Global Finance B.V. 2.00% due 5/20/2016	650,000	620,848
3.25% due 3/17/2017	750,000	706,875

		3,322,932
Healthcare – 1.8%
Becton Dickinson and Co. Sr. Nt. 1.80% due 12/15/2017	1,000,000	1,003,688

December 31, 2014	Principal Amount	Value
Healthcare (continued)
Covidien International Finance S.A. 1.35% due 5/29/2015(2)	$500,000	$501,501
Laboratory Corp. of America Holdings Sr. Nt. 2.50% due 11/1/2018	750,000	747,378
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015(2)	250,000	250,590
Medtronic, Inc. Sr. Nt. 1.50% due 3/15/2018(3)	1,200,000	1,194,265
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	1,000,000	994,401

		4,691,823
Home Construction – 0.4%
DR Horton, Inc. 3.625% due 2/15/2018(2)	500,000	506,250
Lennar Corp. 4.50% due 6/15/2019(2)	640,000	640,000

		1,146,250
Industrial - Other – 0.7%
Hutchison Whampoa International 14 Ltd. 1.625% due 10/31/2017(3)	1,500,000	1,487,640
URS Corp. 3.85% due 4/1/2017	500,000	495,125

		1,982,765
Insurance - Life – 0.6%
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015(2)	750,000	761,866
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(2)(3)	500,000	500,082
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	300,000	307,836

		1,569,784
Insurance: Property - Casualty – 0.9%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018(2)	1,000,000	1,009,616
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	515,327
XLIT Ltd. 2.30% due 12/15/2018	750,000	750,490

		2,275,433
Media - Entertainment – 0.9%
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015(2)	500,000	505,000

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Media - Entertainment (continued)
The Interpublic Group of Cos., Inc. Sr. Nt. 2.25% due 11/15/2017	$1,000,000	$1,001,893
Time Warner, Inc. 3.15% due 7/15/2015	800,000	811,180

		2,318,073
Metals and Mining – 1.3%
FMG Resources August 2006 Pty. Ltd. 6.00% due 4/1/2017(3)	1,000,000	956,250
Freeport-McMoRan, Inc. 2.30% due 11/14/2017	1,000,000	1,001,200
Glencore Finance Canada Ltd. 2.05% due 10/23/2015(3)	250,000	251,627
Steel Dynamics, Inc. 7.625% due 3/15/2020	500,000	521,250
Teck Resources Ltd. 2.50% due 2/1/2018	150,000	145,515
Vale Overseas Ltd. 6.25% due 1/11/2016	500,000	519,800

		3,395,642
Midstream – 1.4%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018(2)	1,000,000	984,935
Enterprise Products Operating LLC 1.25% due 8/13/2015(2) Series A	300,000	300,793
8.375% due 8/1/2066(1)(2)	200,000	214,750
Kinder Morgan, Inc. 2.00% due 12/1/2017	1,200,000	1,192,576
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	550,000	547,250
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	500,000	501,428

		3,741,732
Oil Field Services – 0.9%
Nabors Industries, Inc. 2.35% due 9/15/2016	600,000	593,483
Transocean, Inc. 2.50% due 10/15/2017	1,050,000	928,246
Weatherford International LLC 6.35% due 6/15/2017	850,000	908,649

		2,430,378
Pharmaceuticals – 1.3%
AbbVie, Inc. Sr. Nt. 1.20% due 11/6/2015(2)	1,250,000	1,253,674
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018	850,000	821,312

December 31, 2014	Principal Amount	Value
Pharmaceuticals (continued)
Mylan, Inc. Sr. Nt. 1.35% due 11/29/2016(2)	$750,000	$746,309
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016	600,000	599,464

		3,420,759
Real Estate Investment Trusts – 0.7%
BioMed Realty LP 3.85% due 4/15/2016	300,000	309,798
Prologis LP 4.50% due 8/15/2017	1,000,000	1,065,616
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	560,000	611,761

		1,987,175
Refining – 0.1%
Phillips 66 1.95% due 3/5/2015	300,000	300,759

		300,759
Retailers – 0.5%
CVS Health Corp. Sr. Nt. 1.20% due 12/5/2016(2)	1,250,000	1,253,455

		1,253,455
Technology – 1.0%
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015(2)	350,000	360,968
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015(2)	800,000	802,491
KLA-Tencor Corp. Sr. Nt. 2.375% due 11/1/2017	1,000,000	1,005,268
NXP B.V. 3.50% due 9/15/2016(2)(3)	600,000	606,000

		2,774,727
Transportation Services – 0.3%
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2017(2)(3)	300,000	300,180
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	500,000	514,636

		814,816
Wireless – 1.0%
America Movil S.A.B. de C.V. 3.625% due 3/30/2015(2)	800,000	804,536
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018	1,690,000	1,794,758

		2,599,294

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Wirelines – 0.4%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015(2)	$300,000	$301,817
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016	823,000	841,250

		1,143,067
Total Corporate Bonds (Cost $85,185,160)		84,957,927

	Principal Amount	Value
Municipal Bonds – 0.2%
Illinois St. G.O. 4.511% due 3/1/2015(2)	600,000	604,176

Total Municipal Bonds (Cost $601,881)		604,176

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 9.6%
Banc of America Funding Trust 2005-D A1 2.634% due 5/25/2035(1)	829,461	843,896
Banc of America Mortgage Securities Trust 2003-J 2A2 2.78% due 11/25/2033(1)	671,118	671,405
Bear Stearns ALT-A Trust 2003-3 2A 2.594% due 10/25/2033(1)	1,241,543	1,248,908
2004-4 A1 0.77% due 6/25/2034(1)	733,454	702,402
2004-6 1A 0.81% due 7/25/2034(1)	631,214	604,984
2004-7 2A1 2.475% due 8/25/2034(1)	969,303	975,036
Chase Mortgage Finance Trust 2007-A1 2A1 2.464% due 2/25/2037(1)	212,727	212,593
Countrywide Home Loans Mortgage Pass-Through Trust 2002-19 1A1 6.25% due 11/25/2032	17,952	18,554
2003-11 A31 5.50% due 5/25/2033	254,052	261,606
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	53,827	54,046
2003-8 2A1 5.00% due 4/25/2018	58,134	58,598
2004-5 5A1 5.00% due 8/25/2019	130,723	133,132
2004-AR5 3A1 2.459% due 6/25/2034(1)	570,392	552,884

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2004-AR5 6A1 2.466% due 6/25/2034(1)	$1,299,599	$1,296,669
2004-AR7 4A1 2.457% due 11/25/2034(1)	1,200,942	1,210,852
GSR Mortgage Loan Trust 2005-AR6 1A1 2.655% due 9/25/2035(1)	809,925	817,477
Impac CMB Trust 2004-7 1A1 0.91% due 11/25/2034(1)	1,306,790	1,240,151
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034	26,367	27,397
2004-S2 1A3 4.75% due 11/25/2019	64,676	65,090
2005-A1 3A1 2.567% due 2/25/2035(1)	239,864	243,117
2006-A2 5A1 2.43% due 11/25/2033(1)	334,365	337,294
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.643% due 4/21/2034(1)	462,776	465,392
2004-13 3A7 2.639% due 11/21/2034(1)	1,526,905	1,553,669
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	53,788	55,593
2003-9 5A2 4.75% due 10/25/2018(2)	339,177	342,466
Merrill Lynch Mortgage Investors Trust 2004-B A1 0.67% due 5/25/2029(1)	667,102	636,097
2005-A2 A2 2.472% due 2/25/2035(1)	1,065,417	1,062,891
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	56,673	57,402
2004-7AR 2A1 2.43% due 9/25/2034(1)	881,839	872,179
2005-6AR 1A1 0.45% due 11/25/2035(1)	755,039	726,192
MortgageIT Trust 2004-1 A1 0.95% due 11/25/2034(1)	1,116,268	1,083,359
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	163,648	163,495
2004-2 A2 4.75% due 11/25/2019	95,345	98,064
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	6,317	6,416
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	402,375	401,736

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	$46,757	$47,536
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.39% due 6/25/2034(1)	755,301	759,661
Structured Asset Securities Corp. 2003-29 2A1 5.25% due 9/25/2023	190,675	194,877
2003-34A 3A2 2.477% due 11/25/2033(1)	844,565	829,234
2004-21XS 2A6A 4.74% due 12/25/2034(1)	27,981	28,577
2004-3 3A1 5.50% due 3/25/2019	68,868	71,459
Thornburg Mortgage Securities Trust 2004-3 A 0.91% due 9/25/2044(1)	1,025,963	994,719
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 2.506% due 10/25/2033	71,323	71,680
2003-N 2A1 2.491% due 12/25/2033(1)	159,068	156,439
2004-M A7 2.615% due 8/25/2034(1)	489,162	497,669
2004-O A1 2.615% due 8/25/2034(1)	271,206	269,524
2004-Z 2A2 2.615% due 12/25/2034	233,691	234,932
2005-AR10 2A6 2.614% due 6/25/2035(1)	276,767	277,701
2005-AR12 2A5 2.621% due 6/25/2035(1)	508,855	512,977
2005-AR12 2A6 2.621% due 6/25/2035(1)	436,056	438,553
2005-AR16 3A2 2.611% due 3/25/2035(1)	861,690	868,594

Total Non-Agency Mortgage-Backed Securities (Cost $25,395,590)		25,355,174

	Principal Amount	Value
U.S. Agencies – 0.2%
FHLMC 2.00% due 8/25/2016	600,000	614,326

Total U.S. Agencies (Cost $608,036)		614,326

December 31, 2014	Principal Amount	Value
U.S. Government Securities – 18.8%
U.S. Treasury Notes 0.25% due 7/31/2015	$4,105,000	$4,107,886
0.375% due 6/15/2015 - 3/31/2016	4,540,000	4,541,271
0.50% due 11/30/2016	5,200,000	5,187,000
0.625% due 12/15/2016 - 4/30/2018	11,980,000	11,897,688
0.75% due 1/15/2017	6,215,000	6,219,369
0.875% due 7/15/2017	4,750,000	4,744,433
1.00% due 3/31/2017 - 9/15/2017	13,050,000	13,067,420

Total U.S. Government Securities (Cost $49,773,414)		49,765,067

	Principal Amount	Value
Repurchase Agreements – 2.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $5,405,000, due 1/2/2015(4)	5,405,000	5,405,000
Total Repurchase Agreements (Cost $5,405,000)		5,405,000
Total Investments – 100.0% (Cost $268,023,253)		265,514,878
Other Liabilities, Net – 0.0%		(905)
Total Net Assets – 100.0%		$265,513,973

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2014.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $29,560,969, representing 11.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.75%	2/28/2018	$5,513,138

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
2 YR U.S. Treasury Note	Goldman Sachs & Co.	93	3/31/2015	$20,329	$(38,826)

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$97,244	$—	$97,244
Asset-Backed Securities	—	23,653,089	—	23,653,089
Senior Secured Loans	—	15,254,844	—	15,254,844
Commercial Mortgage-Backed Securities	—	59,808,031	—	59,808,031
Corporate Bonds	—	84,957,927	—	84,957,927
Municipal Bonds	—	604,176	—	604,176
Non-Agency Mortgage-Backed Securities	—	25,355,174	—	25,355,174
U.S. Agencies	—	614,326	—	614,326
U.S. Government Securities	—	49,765,067	—	49,765,067
Repurchase Agreements	—	5,405,000	—	5,405,000
Other Financial Instruments:
Financial Futures Contracts	(38,826)	—	—	(38,826)
Total	$(38,826)	$265,514,878	$—	$265,476,052

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$265,514,878
Cash	3,934
Cash deposits with brokers	136,000
Dividends/interest receivable	1,039,539
Receivable for investments sold	249,375
Receivable for fund shares subscribed	142,403
Receivable for variation margin	4,359
Prepaid expenses	1,640

Total Assets	267,092,128

Liabilities
Payable for investments purchased	1,339,723
Payable to adviser	101,292
Payable for fund shares redeemed	71,227
Accrued trustees’ fees	3,754
Accrued expenses/other liabilities	62,159

Total Liabilities	1,578,155

Total Net Assets	$265,513,973

Net Assets Consist of:
Paid-in capital	$269,833,785
Accumulated net realized loss from investments and futures contracts	(1,772,611)
Net unrealized depreciation on investments and futures contracts	(2,547,201)

Total Net Assets	$265,513,973

Investments, at Cost	$268,023,253

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	25,983,539
Net Asset Value Per Share	$10.22

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Interest	$5,841,595

Total Investment Income	5,841,595

Expenses
Investment advisory fees	1,150,588
Custodian fees	80,789
Shareholder reports	58,567
Professional fees	44,953
Administrative service fees	25,238
Trustees’ fees	14,954
Transfer agent fees	10,688
Other expenses	12,100

Total Expenses	1,397,877

Net Investment Income	4,443,718

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(451,896)
Net realized gain from futures contracts	29,650
Net change in unrealized appreciation/depreciation on investments	(1,657,266)
Net change in unrealized appreciation/depreciation on futures contracts	(145,039)

Net Loss on Investments and Futures Contracts	(2,224,551)

Net Increase in Net Assets Resulting from Operations	$2,219,167

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$4,443,718	$4,027,804
Net realized loss from investments and futures contracts	(422,246)	(1,344,828)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(1,802,305)	(2,193,744)

Net Increase in Net Assets Resulting from Operations	2,219,167	489,232

Distributions to Shareholders
Net investment income	(4,468,479)	(4,049,683)
Net realized gain on investments	—	(20,947)

Total Distributions	(4,468,479)	(4,070,630)

Capital Share Transactions
Proceeds from sales of shares	37,803,950	56,009,088
Reinvestment of distributions	4,468,479	4,070,630
Cost of shares redeemed	(18,495,466)	(21,676,070)

Net Increase in Net Assets Resulting from Capital Share Transactions	23,776,963	38,403,648

Net Increase in Net Assets	21,527,651	34,822,250

Net Assets
Beginning of year	243,986,322	209,164,072

End of year	$265,513,973	$243,986,322

Other Information:
Shares
Sold	3,641,094	5,357,759
Reinvested	437,657	395,207
Redeemed	(1,781,853)	(2,075,126)

Net Increase	2,296,898	3,677,840

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions
Year Ended 12/31/14	$10.30	$0.18	$(0.08)	$0.10	$(0.18)	$—		$(0.18)
Year Ended 12/31/13	10.45	0.17	(0.15)	0.02	(0.17)	—	[1]	(0.17)
Year Ended 12/31/12	10.33	0.20	0.12	0.32	(0.20)	—	[1]	(0.20)
Year Ended 12/31/11	10.39	0.25	(0.05)	0.20	(0.25)	(0.01)		(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)		(0.39)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.22	0.92%	$265,514	0.55%	0.55%	1.74%	1.74%	39%
10.30	0.24%	243,986	0.55%	0.55%	1.75%	1.75%	60%
10.45	3.16%	209,164	0.56%	0.56%	2.17%	2.17%	66%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Rounds to $0.00 per share.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC

(“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

22

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years

23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

Ordinary Income
2014	$4,468,479
2013	4,070,630

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Undistributed Net Investment Income
$(24,761)	$24,761

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2014, were $1,761,794, with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund elected to defer net capital losses of $28,706.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $268,044,191. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $572,940 and $(3,102,253), respectively, resulting in net unrealized depreciation of $(2,529,313).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$73,232,657	$84,557,293
Sales	50,329,394	45,787,182

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2014.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Amount
Financial Futures Contracts	Net unrealized depreciation on futures contracts*	$(38,826)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2014.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$29,650

	Net change in unrealized appreciation/(depreciation) on futures contracts	(145,039)

The Fund held an average daily face value of $4,897,269 in long position futures contracts and ($730,959) in short position futures contracts for the year ended December 31, 2014.

The Fund used exchange-traded U.S. Treasury futures to manage interest rate exposure.

The Fund has entered into ISDA Master Agreements (“ISDA Agreements”) with various counterparties, which govern derivatives transactions (the “Transactions”). An ISDA Agreement is a single contract with a counterparty that permits multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the “Early Termination Date”) under such contract upon the occurrence of certain events of default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement are terminated and a net settlement amount is calculated. In addition, the Fund receives and posts cash and securities collateral under the ISDA Agreements, subject to the terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that has been posted to it and apply the proceeds to the calculation of the net settlement amount. As of December 31, 2014, no derivative assets or liabilities are available for offset.

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after sale.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund did not borrow from the facility.

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further

(lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings

with the Securities and Exchange Commission for the

first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q is available on the Securities and

Exchange Commission’s website at http://www.sec.gov.

The Fund’s Form N-Q may be reviewed and copied at

the Commission’s Public Reference Room in

Washington, DC, and information on the operation of the

Public Reference Room may be obtained by calling

800-SEC-0330. This information is also available,

without charge, upon request, by calling toll-free

800-221-3253.

A description of the policies and procedures that the

Fund uses to determine how to vote proxies relating to

portfolio securities, and information regarding how the

Fund voted proxies relating to portfolio securities during

the most recent 12-month period ended June 30 will be

available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

35

RS VARIABLE

PRODUCTS TRUST

RS HIGH YIELD VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS High Yield VIP Series Commentary

Highlights

•	The high yield market delivered strong positive performance in the first half of 2014 before losing ground due to technical factors and investor risk aversion later in the year.

•	RS High Yield VIP Series (the “Fund”) had negative performance for the twelve-month period ended December 31, 2014, while also underperforming its benchmark, the Barclays U.S. Corporate High-Yield Bond Index[1] (the “Index”). Performance relative to the Index was hindered by the Fund’s higher overall credit quality early in the year, and by an overweight in energy later in the period.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014. High yield bond performance in particular was supported by solid credit fundamentals, low defaults, moderate corporate leverage, and positive corporate earnings momentum.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds.

Performance Update

The Fund returned -0.84% for the twelve-month period ended December 31, 2014, compared with a 2.45% return by the Index.

Portfolio Review

The Fund’s focus on higher quality issuers within high yield hindered relative performance in the first half of 2014, as investors’ search for higher returns fueled outperformance by lower-rated investments. However, the Fund’s lack of exposure to bonds rated below CCC- was a benefit to relative performance over the full year.

Relative performance in the second half of the year was hindered by the Fund’s energy sector exposure as oil prices plunged by more than 50% in a matter of months. The Fund’s floating rate loan holdings also detracted from relative performance for the year.

Throughout the year, we continued to believe that high yield was fundamentally attractive compared with other asset classes. We reduced the number of holdings in the Fund, allowing us to invest with greater conviction.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

3

RS HIGH YIELD VIP SERIES

We believe that the high yield market will continue to benefit from the combination of historically low interest rates and measured economic growth. In our view, high yield’s recent underperformance has obscured sound fundamentals and the potential for yield spread tightening, especially against a backdrop of stronger economic growth.

As we look ahead, we will continue to adhere to our disciplined investment process as we seek out investments that we believe have improving fundamentals and attractive potential for yield spread tightening.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $44,533,317

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
WCI Communities, Inc.	6.875%	8/15/2021	1.87%
Tenet Healthcare Corp.	8.125%	4/1/2022	1.76%
JLL/Delta Dutch Newco B.V.	7.500%	2/1/2022	1.71%
Frontier Communications Corp.	6.875%	1/15/2025	1.68%
EarthLink Holdings Corp.	8.875%	5/15/2019	1.66%
DPL, Inc.	7.250%	10/15/2021	1.60%
First Data Corp.	12.625%	1/15/2021	1.60%
Monitronics International, Inc.	9.125%	4/1/2020	1.59%
Calumet Specialty Products Partners LP	7.625%	1/15/2022	1.56%
Hexion U.S. Finance Corp.	8.875%	2/1/2018	1.50%
Total			16.53%

1	The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	-0.84%	6.70%	7.56%	6.03%	5.72%
Barclays U.S. Corporate High-Yield Bond Index[1]		2.45%	8.43%	9.03%	7.74%	7.40%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$939.20	$4.30	0.88%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2014	Principal Amount	Value
Senior Secured Loans – 30.8%
Cable Satellite – 1.3%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	$595,472	$587,284

		587,284
Chemicals – 1.5%
Arysta LifeScience SPC LLC 2nd Lien Term Loan 8.25% due 11/30/2020(1)	650,000	645,938

		645,938
Electric – 1.1%
Lonestar Generation LLC Term Loan B 5.25% due 2/20/2021(1)	496,251	486,947

		486,947
Gaming – 0.5%
Station Casinos LLC Term Loan B 4.25% due 3/2/2020(1)	249,345	243,859

		243,859
Healthcare – 2.5%
Connolly Corp. 2nd Lien Term Loan 8.00% due 5/14/2022(1)	500,000	493,750
Phillips-Medisize Corp. 2nd Lien Term Loan 8.25% due 6/16/2022(1)	650,000	637,000

		1,130,750
Independent Energy – 2.1%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	500,000	446,665
Fieldwood Energy LLC 2nd Lien Term Loan 8.375% due 9/30/2020(1)	650,000	472,063

		918,728
Industrial - Other – 1.6%
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	249,375	242,205
Road Infrastructure Investment LLC New 2nd Lien Term Loan 7.75% due 9/21/2021(1)	500,000	450,000

		692,205
Insurance: Property - Casualty – 1.1%
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	496,231	486,927

		486,927
Leisure – 1.3%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	595,477	571,658

		571,658

December 31, 2014	Principal Amount	Value
Media - Entertainment – 3.4%
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	$469,270	$428,209
Media General, Inc. Term Loan B 4.25% due 7/31/2020(1)	472,161	466,405
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan 8.25% due 5/1/2022(1)	650,000	619,125

		1,513,739
Oil Field Services – 5.8%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	500,000	437,500
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	696,474	542,818
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	694,750	555,800
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	721,565	609,722
UTEX Industries, Inc. 2nd Lien Term Loan 2014 8.25% due 5/22/2022(1)	500,000	447,500

		2,593,340
Restaurants – 1.1%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(1)	500,000	497,855

		497,855
Retailers – 1.1%
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	498,744	486,794

		486,794
Technology – 6.4%
Avaya, Inc. Term Loan B6 6.50% due 3/30/2018(1)	495,610	487,348
Interactive Data Corp. 2014 Term Loan 4.75% due 5/2/2021(1)	646,750	641,091
ION Trading Technologies S.a.r.l. New 2nd Lien Term Loan 7.25% due 6/10/2022(1)	650,000	614,250
Regit Eins GmbH USD 2nd Lien Term Loan 9.50% due 7/8/2021(1)	650,000	626,165
Renaissance Learning, Inc. New 2nd Lien Term Loan 8.00% due 4/11/2022(1)	500,000	475,000

		2,843,854
Total Senior Secured Loans (Cost $14,745,754)		13,699,878

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2014	Principal Amount	Value
Corporate Bonds – 59.9%
Aerospace & Defense – 1.1%
KLX, Inc. 5.875% due 12/1/2022(2)	$500,000	$505,000

		505,000
Automotive – 0.2%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019(3)	70,000	78,400

		78,400
Cable Satellite – 2.8%
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	600,000	607,500
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)	600,000	621,000

		1,228,500
Chemicals – 1.5%
Hexion U.S. Finance Corp. Sr. Sec. Nt. 8.875% due 2/1/2018	750,000	667,500

		667,500
Consumer Cyclical Services – 1.6%
Monitronics International, Inc. 9.125% due 4/1/2020(3)	750,000	708,281

		708,281
Electric – 3.0%
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	600,000	639,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(3)	700,000	714,000

		1,353,000
Gaming – 3.2%
Boyd Gaming Corp. 9.00% due 7/1/2020	500,000	512,500
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	500,000	478,750
Scientific Games International, Inc. 6.625% due 5/15/2021(2)(3)	600,000	418,500

		1,409,750
Healthcare – 4.4%
Amsurg Corp. 5.625% due 11/30/2020(3)	650,000	664,625
Kindred Escrow Corp. II Sr. Sec. Nt. 8.00% due 1/15/2020(2)	500,000	531,250
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	700,000	782,250

		1,978,125

December 31, 2014	Principal Amount	Value
Home Construction – 5.9%
K Hovnanian Enterprises, Inc. 8.00% due 11/1/2019(2)	$250,000	$240,000
Standard Pacific Corp. 5.875% due 11/15/2024	500,000	500,000
WCI Communities, Inc. 6.875% due 8/15/2021	830,000	832,075
Weekley Homes LLC Sr. Nt. 6.00% due 2/1/2023	600,000	570,000
Woodside Homes Co. LLC 6.75% due 12/15/2021(2)(3)	500,000	497,500

		2,639,575
Independent Energy – 6.8%
Alta Mesa Holdings LP 9.625% due 10/15/2018	600,000	498,000
Energy XXI Gulf Coast, Inc. 6.875% due 3/15/2024(2)	500,000	270,000
EV Energy Partners LP 8.00% due 4/15/2019	360,000	306,000
Halcon Resources Corp. 9.75% due 7/15/2020	655,000	491,250
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(2)	500,000	376,250
Midstates Petroleum Co., Inc. 9.25% due 6/1/2021	650,000	325,000
Rex Energy Corp. 6.25% due 8/1/2022(2)	80,000	59,600
Samson Investment Co. 9.75% due 2/15/2020	715,000	296,278
Sanchez Energy Corp. 6.125% due 1/15/2023(2)	500,000	420,000

		3,042,378
Industrial - Other – 0.4%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	200,000	190,000

		190,000
Insurance: Property - Casualty – 1.1%
Hub Holdings LLC Sr. Nt. 8.125% due 7/15/2019(2)(4)	500,000	495,000

		495,000
Leisure – 1.1%
NCL Corp. Ltd. Sr. Nt. 5.25% due 11/15/2019(2)	500,000	503,750

		503,750
Media - Entertainment – 5.5%
AMC Networks, Inc. 4.75% due 12/15/2022	491,000	476,270
Getty Images, Inc. Sr. Nt. 7.00% due 10/15/2020(2)	600,000	471,000

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2014	Principal Amount	Value
Media - Entertainment (continued)
LIN Television Corp. Sr. Nt. 5.875% due 11/15/2022(2)	$250,000	$247,500
Netflix, Inc. Sr. Nt. 5.75% due 3/1/2024(2)(3)	600,000	624,000
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)(3)	607,000	649,490

		2,468,260
Midstream – 0.8%
Regency Energy Partners LP 5.00% due 10/1/2022	220,000	207,900
Targa Resources Partners LP 6.875% due 2/1/2021	150,000	153,375

		361,275
Paper – 1.4%
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021	600,000	621,000

		621,000
Pharmaceuticals – 1.7%
JLL/Delta Dutch Newco B.V. Sr. Nt. 7.50% due 2/1/2022(2)	750,000	761,250

		761,250
Real Estate Investment Trust – 1.4%
Sabra Health Care LP 5.50% due 2/1/2021	600,000	624,000

		624,000
Refining – 2.1%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(3)	750,000	693,750
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020	225,000	227,250

		921,000
Retailers – 2.5%
CST Brands, Inc. 5.00% due 5/1/2023	250,000	252,500
Murphy Oil U.S.A., Inc. 6.00% due 8/15/2023	250,000	261,250
The Pantry, Inc. 8.375% due 8/1/2020	550,000	602,250

		1,116,000
Supermarkets – 1.7%
SUPERVALU, Inc. Sr. Nt. 7.75% due 11/15/2022	125,000	122,500
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017	600,000	612,000

		734,500

December 31, 2014	Principal Amount	Value
Technology – 4.7%
Advanced Micro Devices, Inc. Sr. Nt. 7.00% due 7/1/2024	$580,000	$491,550
Audatex North America, Inc.
6.00% due 6/15/2021(2)	250,000	257,500
6.125% due 11/1/2023(2)	250,000	258,125
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	420,000	359,100
First Data Corp. 12.625% due 1/15/2021(3)	600,000	712,500

		2,078,775
Wireless – 1.6%
SBA Communications Corp. Sr. Nt. 4.875% due 7/15/2022(2)	500,000	481,250
Sprint Corp. 7.125% due 6/15/2024	250,000	232,500

		713,750
Wirelines – 3.4%
EarthLink Holdings Corp. 8.875% due 5/15/2019	750,000	740,250
Frontier Communications Corp. Sr. Nt. 6.875% due 1/15/2025	750,000	750,000

		1,490,250
Total Corporate Bonds (Cost $29,023,697)		26,689,319

	Principal Amount	Value
Repurchase Agreements – 6.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $2,918,000, due 1/2/2015(5)	2,918,000	2,918,000
Total Repurchase Agreements (Cost $2,918,000)		2,918,000
Total Investments - 97.2% (Cost $46,687,451)		43,307,197
Other Assets, Net - 2.8%		1,226,120
Total Net Assets - 100.0%		$44,533,317

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2014.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $10,354,815, representing 23.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

(3)	Securities are segregated to cover anticipated or existing derivative positions.
(4)	Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2014, interest payments had been made in cash.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.26%	10/17/2022	$2,981,101

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$—	$13,699,878	$—	$13,699,878
Corporate Bonds	—	26,689,319	—	26,689,319
Repurchase Agreements	—	2,918,000	—	2,918,000
Total	$—	$43,307,197	$—	$43,307,197

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$43,307,197
Cash	48,323
Interest receivable	647,998
Receivable for investments sold	566,489
Receivable for fund shares subscribed	24,605
Prepaid expenses	355

Total Assets	44,594,967

Liabilities
Payable to adviser	22,851
Payable for fund shares redeemed	6,229
Accrued trustees’ fees	679
Accrued expenses/other liabilities	31,891

Total Liabilities	61,650

Total Net Assets	$44,533,317

Net Assets Consist of:
Paid-in capital	$48,097,767
Accumulated net realized loss from investments and futures contracts	(184,196)
Net unrealized depreciation on investments	(3,380,254)

Total Net Assets	$44,533,317

Investments, at Cost	$46,687,451

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	6,452,381
Net Asset Value Per Share	$6.90

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Interest	$3,288,960
Dividends	3,984

Total Investment Income	3,292,944

Expenses
Investment advisory fees	303,739
Custodian fees	50,151
Professional fees	23,498
Shareholder reports	14,717
Administrative service fees	6,425
Trustees’ fees	2,919
Other expenses	14,263

Total Expenses	415,712

Net Investment Income	2,877,232

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,891,677
Net realized loss from futures contracts	(15,524)
Net change in unrealized appreciation/depreciation on investments	(5,810,474)
Net change in unrealized appreciation/depreciation on futures contracts	(32,904)

Net Loss on Investments and Futures Contracts	(2,967,225)

Net Decrease in Net Assets Resulting from Operations	$(89,993)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$2,877,232	$4,135,661
Net realized gain from investments and futures contracts	2,876,153	1,660,164
Net change in unrealized appreciation/depreciation on investments and futures contracts	(5,843,378)	(1,180,097)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(89,993)	4,615,728

Distributions to Shareholders
Net investment income	(3,071,047)	(4,139,781)
Net realized gain on investments	(1,202,349)	—

Total Distributions	(4,273,396)	(4,139,781)

Capital Share Transactions
Proceeds from sales of shares	5,648,566	8,805,784
Reinvestment of distributions	4,273,396	4,139,781
Cost of shares redeemed	(23,404,192)	(23,414,493)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,482,230)	(10,468,928)

Net Decrease in Net Assets	(17,845,619)	(9,992,981)

Net Assets
Beginning of year	62,378,936	72,371,917

End of year	$44,533,317	$62,378,936

Other Information:
Shares
Sold	714,373	1,112,231
Reinvested	622,944	539,034
Redeemed	(2,985,811)	(2,940,785)

Net Decrease	(1,648,494)	(1,289,520)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$7.70	$0.50	$(0.56)	$(0.06)	$(0.53)	$(0.21)	$(0.74)
Year Ended 12/31/13	7.71	0.54	(0.01)	0.53	(0.54)	—	(0.54)
Year Ended 12/31/12	7.19	0.53	0.52	1.05	(0.53)	—	(0.53)
Year Ended 12/31/11	7.51	0.63	(0.32)	0.31	(0.63)	—	(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$6.90	(0.84)%	$44,533	0.82%	0.82%	5.68%	5.68%	212%
7.70	6.94%	62,379	0.74%	0.74%	5.90%	5.90%	92%
7.71	14.57%	72,372	0.76%	0.76%	6.56%	6.56%	91%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments that with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gains
2014	$3,071,530	$1,201,866
2013	4,139,781	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(194,923)	$193,815	$1,108

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Fund utilized $1,826,208 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund elected to defer net capital losses of $184,200.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $46,687,451. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2014, aggregated $232,777 and $(3,613,031), respectively, resulting in net unrealized depreciation of $3,380,254.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $100,975,198 and $114,426,000, respectively, for the year ended December 31, 2014.

b. Derivative Instruments and Hedging Activities As of December 31, 2014, no derivative instruments were held by the Fund.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2014.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$(15,524)

	Net change in unrealized appreciation/(depreciation) on futures contracts	(32,904)

The Fund held an average daily face value of ($737,584) in short position futures contracts for the year ended December 31, 2014.

The Fund used exchange-traded U.S. Treasury futures to manage interest rate exposure.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after sale.

d. Payment-In-Kind Securities The Fund may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, is party to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS High Yield VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,201,866 as long-term capital gain distributions for the year ended December 31, 2014.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the

RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the

Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS MONEY MARKET VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2014. Fund holdings will vary.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800.221.3253.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $101,776,723

Portfolio Statistics		Sector Allocation
Average Maturity (days)	40
Current 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.55%
Effective 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.55%

Top Ten Holdings[2]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Illinois Tool Works, Inc.	0.110%	1/13/2015	2.95%
Apple, Inc.	0.070%	2/17/2015	2.95%
Google, Inc.	0.090%	2/17/2015	2.95%
Eli Lilly & Co.	0.120%	2/24/2015	2.95%
Johnson & Johnson	0.050%	1/5/2015	2.46%
U.S. Treasury Bills	0.042%	1/8/2015	2.46%
Precision Castparts Corp.	0.110%	1/5/2015	2.46%
L'Oreal U.S.A., Inc.	0.090%	1/12/2015	2.46%
The Coca-Cola Co.	0.090%	1/12/2015	2.46%
Danaher Corp.	0.110%	1/12/2015	2.46%
Total			26.56%

1	Annualized historical yields for the 7-day period ended December 31, 2014. Effective yield assumes reinvested income. Yields will vary.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
3	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.

3

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.01%	0.01%	0.02%	1.39%	4.34%
Barclays U.S. Treasury Bellwethers (3 Month) Index[3]		0.05%	0.09%	0.11%	1.59%	4.52%	*

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

* Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014, to December 31, 2014. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
Based on Actual Return	$1,000.00	$1,000.10	$0.20	0.04%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,025.00	$0.20	0.04%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2014	Principal Amount	Value
Commercial Paper – 54.5%
Aerospace & Defense – 3.4%
Precision Castparts Corp. 0.10% due 1/30/2015(1)	$1,000,000	$999,919
0.11% due 1/5/2015(1)	2,500,000	2,499,970

		3,499,889
Diversified Manufacturing – 5.4%
Danaher Corp. 0.11% due 1/12/2015(1)	2,500,000	2,499,916
Illinois Tool Works, Inc. 0.11% due 1/13/2015(1)	3,000,000	2,999,890

		5,499,806
Electric – 3.4%
Emerson Electric Co. 0.09% due 1/12/2015(1)	2,000,000	1,999,945
0.11% due 2/26/2015(1)	1,000,000	999,829
0.13% due 3/4/2015(1)	500,000	499,888

		3,499,662
Entertainment – 2.0%
The Walt Disney Co. 0.12% due 3/26/2015(1)	2,000,000	1,999,440

		1,999,440
Food And Beverage – 6.4%
Anheuser-Busch InBev Worldwide, Inc. 0.12% due 1/27/2015(1)	2,000,000	1,999,827
PepsiCo, Inc. 0.08% due 1/20/2015(1)	1,000,000	999,958
The Coca-Cola Co. 0.09% due 1/12/2015(1)	2,500,000	2,499,931
0.15% due 3/26/2015(1)	1,000,000	999,650

		6,499,366
Household Products - Wares – 3.4%
Proctor Gamble & Co. 0.08% due 2/13/2015(1)	2,500,000	2,499,761
0.11% due 3/2/2015(1)	1,000,000	999,817

		3,499,578
Internet – 3.0%
Google, Inc. 0.09% due 2/17/2015(1)	3,000,000	2,999,647

		2,999,647
Oil - Integrated – 3.4%
Chevron Corp. 0.08% due 1/27/2015(1)	1,000,000	999,942
0.10% due 3/11/2015(1)	2,500,000	2,499,521

		3,499,463
Personal Products – 3.4%
L’Oreal U.S.A., Inc. 0.09% due 1/12/2015(1)	2,500,000	2,499,931
0.13% due 1/20/2015(1)	1,000,000	999,932

		3,499,863

December 31, 2014	Principal Amount	Value
Pharmaceuticals – 14.7%
Abbott Laboratories 0.09% due 1/15/2015(1)	$1,000,000	$999,965
0.10% due 1/26/2015(1)	1,500,000	1,499,896
0.12% due 3/2/2015-3/10/2015(1)	1,500,000	1,499,687
Eli Lilly & Co. 0.12% due 2/24/2015(1)	3,000,000	2,999,460
Johnson & Johnson 0.05% due 1/5/2015(1)	2,500,000	2,499,986
Merck & Co., Inc. 0.12% due 3/23/2015(1)	2,500,000	2,499,325
Roche Holdings, Inc. 0.06% due 2/3/2015(1)	1,000,000	999,945
0.10% due 2/5/2015(1)	2,000,000	1,999,805

		14,998,069
Software – 3.0%
Microsoft Corp. 0.08% due 1/28/2015(1)	2,500,000	2,499,850
0.09% due 1/28/2015(1)	500,000	499,966

		2,999,816
Technology – 3.0%
Apple, Inc. 0.07% due 2/17/2015(1)	3,000,000	2,999,726

		2,999,726
Total Commercial Paper (Cost $55,494,325)		55,494,325

	Principal Amount	Value
U.S. Government Securities – 17.2%
U.S. Treasury Bills 0.022% due 3/26/2015	2,500,000	2,499,874
0.03% due 5/14/2015	2,500,000	2,499,723
0.035% due 5/21/2015	2,500,000	2,499,660
0.042% due 1/8/2015	2,500,000	2,499,979
0.045% due 6/4/2015	2,500,000	2,499,519
0.046% due 4/16/2015	2,500,000	2,499,665
0.08% due 6/18/2015	2,500,000	2,499,067

Total U.S. Government Securities (Cost $17,497,487)		17,497,487

6	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 28.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $28,641,000, due 1/2/2015(2)	$28,641,000	$28,641,000
Total Repurchase Agreements (Cost $28,641,000)		28,641,000
Total Investments - 99.9% (Cost $101,632,812)		101,632,812
Other Assets, Net - 0.1%		143,911
Total Net Assets - 100.0%		$101,776,723

(1)	Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2014, the aggregate market value of these securities amounted to $55,494,325, representing 54.5% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	5/31/2018	$29,214,900

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$55,494,325	$—	$55,494,325
U.S. Government Securities	—	17,497,487	—	17,497,487
Repurchase Agreements	—	28,641,000	—	28,641,000
Total	$—	$101,632,812	$—	$101,632,812

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com/VIP.htm on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2014
Assets
Investments, at value	$72,991,812
Repurchase agreements	28,641,000
Cash	687
Receivable for fund shares subscribed	180,829
Due from distributor	42,708
Prepaid expenses	756

Total Assets	101,857,792

Liabilities
Payable to adviser	34,340
Payable for fund shares redeemed	14,736
Accrued trustees’ fees	1,497
Accrued expenses/other liabilities	30,496

Total Liabilities	81,069

Total Net Assets	$101,776,723

Net Assets Consist of:
Paid-in capital	$101,801,291
Accumulated net realized loss from investments	(24,568)

Total Net Assets	$101,776,723

Investments, at Cost	$101,632,812

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	101,815,174
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2014
Investment Income
Interest	$56,144

Total Investment Income	56,144

Expenses
Investment advisory fees	497,534
Custodian fees	30,877
Professional fees	28,614
Shareholder reports	12,423
Administrative service fees	11,945
Transfer agent fees	9,454
Trustees’ fees	6,339
Other expenses	6,118

Total Expenses	603,304

Less: Fee waiver/reimbursement by adviser	(558,206)

Total Expenses, Net	45,098

Net Investment Income	11,046

Net Increase in Net Assets Resulting from Operations	$11,046

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$11,046	$12,834
Net realized loss from investments	—	(357)

Net Increase in Net Assets Resulting from Operations	11,046	12,477

Distributions to Shareholders
Net investment income	(11,046)	(12,834)

Total Distributions	(11,046)	(12,834)

Capital Share Transactions
Proceeds from sales of shares	36,261,452	45,826,435
Reinvestment of distributions	11,049	12,838
Cost of shares redeemed	(53,272,919)	(71,978,311)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,000,418)	(26,139,038)

Net Decrease in Net Assets	(17,000,418)	(26,139,395)

Net Assets
Beginning of year	118,777,141	144,916,536

End of year	$101,776,723	$118,777,141

Other Information:
Shares
Sold	36,261,452	45,826,435
Reinvested	11,049	12,838
Redeemed	(53,272,919)	(71,978,310)

Net Decrease	(17,000,418)	(26,139,037)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/14	$1.00	$	—[1]	$—		$	—[1]	$	—[1]	$—	$	—[1]
Year Ended 12/31/13	1.00		—[1]	—			—[1]		—[1]	—		—[1]
Year Ended 12/31/12	1.00		—[1]	—			—[1]		—[1]	—		—[1]
Year Ended 12/31/11	1.00		—[1]	—			—[1]		—[1]	—		—[1]
Year Ended 12/31/10	1.00		—[1]	—	[1]		—[1]		—[1]	—		—[1]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Loss to Average Net Assets
$1.00	0.01%	$101,777	0.04%	[4]	0.55%	0.01%	[4]	(0.50)%
1.00	0.01%	118,777	0.06%	[4]	0.52%	0.01%	[4]	(0.45)%
1.00	0.01%	144,917	0.11%	[4]	0.53%	0.01%	[4]	(0.41)%
1.00	0.03%	165,168	0.13%	[4]	0.53%	0.01%	[4]	(0.39)%
1.00	0.02%	165,799	0.20%	[4]	0.52%	0.02%	[4]	(0.30)%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Rounds to $0.00 per share.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2014

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (see Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1.

12

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for

13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2015, to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Fund or may reimburse expenses incurred by the Fund.

In addition, RS Investments voluntarily reimbursed expenses of $558,206 to maintain a minimum yield threshold for the Fund during the year ended December 31, 2014. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS served as the principal underwriter of the Fund shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

Ordinary Income
2014	$11,046
2013	12,834

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2014, were as follows:

Expiring	Amount
2015	$3,788
2016	18,099
2017	1,824
2018	500
No Expiration*	357

Total	$24,568

*	For tax years beginning in 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, was $101,632,812 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

16

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2014.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2013	$154,005	$—	$62,471	$—
December 31, 2014	$159,455	$—	$64,344	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees *
December 31, 2013	$222,950	$—	$21,840
December 31, 2014	$206,979	$—	$47,495

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $667,529 for 2013 and $868,156 for 2014.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2015

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 9, 2015